UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought, Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

 Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL

REPORT

December 31, 2015

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

International Value Fund

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

Even the intelligent investor is likely to need considerable will power to keep from following the crowd.
—Benjamin Graham

Dear Fellow Shareholders,

2015 was a challenging year for many equity investors and required a heavy dose of will power for those of us who are committed to value. Although the popular market indices ended within 5% of all-time highs, the average stock drastically underperformed. It has been a narrow market with a sliver of large capitalization growth/momentum stocks carrying the indices while the vast majority have declined in value:

•	The average Russell 2000® stock is off 42.6% from its high in 2015.*
•	For the same period, the top 20 stocks in the S&P 500 Index are up 55% while the remaining 480 are down 4.7%.

While we see sectors of compelling value in the marketplace, investors have moved together as a herd in disdain of fundamental managers. As of December, investors have yanked more than $150 billion from active investment managers. Value based mutual funds have been especially disliked as shareholders fire portfolio managers and move on to hot performers. In my view, not since the great financial crisis of 2008-’09 has investor sentiment been so negative on value as it is today.

The “Haves” and “Have-Nots” 2015 Performance Within S&P 500 Index

Source: FactSet Research Systems Inc., Heartland Advisors, Inc., and

Standard & Poor’s, 12/31/2014 to 12/28/2015. Returns exclude dividends.

Past performance does not guarantee future results.

Ironically, investors have found comfort in index funds, which typically match individual stock weightings to those in an index. It baffles us that confidence can be found in an approach that overweights stocks simply by size.

These factors have caused valuation disparities in the marketplace, which we find to be extraordinary, and provide a happy hunting ground for value seekers.

The current investment climate may be challenging, but we prefer to see it as an opportunity to once again go against the grain for potential outsized capital appreciation.

Thank you for your continued confidence.

Chairman, CIO and Portfolio Manager

*	As of December 28, 2015.

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Growing concerns over economic strength resulted in a volatile year for U.S. equities with the broader indices ending 2015 down. The Heartland Select Value Fund Investor Class performed in line with the Russell 3000® Value Index, returning -4.16% versus -4.13%.

Stock selection in Information Technology (IT) was a key contributor with most of the strength coming from the Semiconductor and Electronic Equipment Services industries. Fabrinet (FN) is an example of a company that benefited from a proven track record and recent strong results. The manufacturer of optical components has increased sales in each of the past four quarters and reported earnings that beat analyst estimates during the most recent period. Despite its positive earnings history, clean balance sheet, and healthy cash position, the stock is trading at an attractive 12.5x estimated 2016 earnings.

Holdings in Financials boosted results and helped overcome an underweight to the area. Stock selection among Real Estate Investment Trusts (REITs) was a key source of strength and contributed over half of the Fund’s excess performance in the sector. Our focus on company-specific catalysts in the industry resulted in the Fund’s exposure being concentrated in just two names. As a result, the portfolio avoided holding many of the poor performing stocks found in the Index.

An overweight to and selection in Industrials bolstered relative performance. While our holdings were solid contributors, results varied with companies that were tied to consumers faring best. More cyclically-oriented names in the sector have endured weakness tied to commodities and uncertainty over the resilience of the economy. We will continue to watch names in the group, and are poised to act opportunistically when the risk-reward profile improves for individual stocks.

Continued soft demand weighed on Energy and our holdings lagged. During the 18-month slump for the price of crude, stocks in the space have been hard hit and valuations have come down. However, we believe further downside risk remains that may not be fully reflected in current prices.

Consumer Staples detracted from performance with virtually all of the weakness tied to holdings in the Food Products industry. The Fund remains underweight the sector, but we have been increasing our exposure as weakness in a few names has resulted in more compelling valuations.

We believe the economy will continue to grind forward, yet we do not see a catalyst for an uptick in the rate of growth. Employment numbers and strong household balance sheets point to persistent strength of consumers, and we would not be surprised to see wage inflation gain momentum in the coming year.

While the Fund has found attractive valuations in smaller names for the past several quarters, our valuation analysis is beginning to lead us to larger names. Large, multinational companies have faced challenges tied to a strong dollar and weakness in overseas markets. We believe those difficulties have plateaued, and while the strength of the dollar may persist in the near-term, it is unlikely in our opinion that it will continue to climb aggressively.

CFA is a trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One
as of December 31, 2015	Date	Inception	Years	Years	Years	Years	Year
Investor Class (HRSVX)	10/11/96	9.88%	8.71%	6.83%	7.28%	10.43%	-4.16%
Institutional Class (HNSVX)	5/1/08	10.02%	8.88%	7.09%	7.60%	10.76%	-3.92%
Russell 3000® Value Index	—	8.33%	6.03%	6.11%	10.98%	12.76%	-4.13%

Index Source: Standard & Poor’s, Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/15, the gross expense ratios for the Investor and Institutional Class are 1.20% and 0.88%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/11/96 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: Standard & Poor’s, Russell® and FactSet Research Systems, Inc.

(1)  Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	50
Net assets	$292.3 mil.
NAV (Investor Class)	$27.08
NAV (Institutional Class)	$27.01
Median market cap	$4.9 bil.
Weighted average market cap	$35.1 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Quest Diagnostics, Inc.	4.4%
Cisco Systems, Inc.	3.2
Wal-Mart Stores, Inc.	3.1
Digital Realty Trust, Inc.	3.1
The ADT Corp.	3.1
AT&T Inc.	2.9
The PNC Financial Services Group, Inc.	2.9
CA, Inc.	2.9
Bunge, Ltd.	2.8
BB&T Corp.	2.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/15.

3

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Economic skepticism weighed on the equity markets with commodity focused areas hit hardest. The Heartland Mid Cap Value Fund Investor Class returned -7.08% versus -4.78% for the Russell Mid Cap® Value Index.

Stock selection in Financials was a key source of strength with Real Estate Investments Trusts (REITS) driving the bulk of performance. The Fund remains underweight to the industry, and we are focused on holding only names with stock specific catalysts, including top contributor Digital Realty Trust, Inc. (DLR), which specializes in office space for technology-related businesses and benefited from a strong outlook for datacenter growth. An overweight to Banks and Insurance also boosted results.

The Fund’s Materials holdings were off modestly on an absolute basis, yet fared much better than those in the Index. With the economy facing challenges globally, we placed a premium on finding companies that are poised to deliver consistent results regardless of the macro climate. We avoided some weak performers in Metals and Mining, which suffered as commodity prices remained under pressure. Instead, we held businesses such as Avery Dennison Corporation (AVY), which makes labels for personal care and beverage products. We believe the company is insulated from the volatility normally tied to the group.

The bear market in Energy continued and the Fund’s holdings lagged. During the 18-month sell off in the space, stocks have been hard hit and valuations are down. We believe the supply/demand imbalance that has plagued the sector is unlikely to clear in the near-term. As a result, during 2015 we have focused on equipment and service providers because we believe they are better positioned to withstand cheap oil prices.

Stock selection in Information Technology detracted on an absolute and relative basis. The Fund’s results were impacted by a lack of exposure to the Internet Software and Semiconductor industries. Companies in each area were the subject of high profile acquisitions during the first half of the year, which materially boosted returns for their respective groups.

Throughout much of the year, the Fund lagged in Health Care, largely because it lacked exposure to Hospitals, which received a boost from a flurry of Mergers and Acquisitions activity. With a tighter credit market looming, investors have grown skeptical of debt financed acquisitions and many of the names sold off. The renewed focus on balance sheet strength and fundamentals led to interest in health maintenance organizations and testing services companies, and our holdings in the area benefited.

We believe continued tepid growth calls for caution. Balance sheets will matter in the months ahead and companies with favorable liquidity and strong free cash flow will be in a strong position.

As investor sentiment has softened, valuations have become more compelling in pockets. We are finding attractive opportunities in Consumer Discretionary and have added names to our watch list. Industrials appear discounted, but we believe uncertain growth prospects warrant heightened caution.

Against this backdrop we are being conservative when analyzing idiosyncratic catalysts for improved earnings, and are focused on financial strength that can be drawn upon should the economy falter.

CFA is a trademark owned by the CFA Institute.

4

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Total Returns	Inception	Since	One
as of December 31, 2015	Date	Inception	Year
Investor Class (HRMDX)	10/31/14	-4.80%	-7.08%
Institutional Class (HNMDX)	10/31/14	-4.54%	-6.89%
Russell Midcap® Value Index	—	-2.03%	-4.78%

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/15, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class and 0.99% for the Institutional Class of the Fund’s average daily net assets, through at least October 31, 2017, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 9.62% and 9.36% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 3.55% and 3.41% for the Investor and Institutional Class, respectively, without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average
(2)	Dun & Bradstreet is excluded because its open market stock repurchases have made the company’s total equity negative, resulting in an excessively high debt ratio that is not reflective of D&B’s investment grade credit rating based on Heartland Advisors’ beliefs.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation by investing in businesses with market capitalizations between $1 and $15 billion and emphasizes dividend paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	54
Net assets	$4.6 mil.
NAV (Investor Class)	$9.25
NAV (Institutional Class)	$9.23
Median market cap	$4.3 bil.
Weighted average market cap	$6.2 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Quest Diagnostics, Inc.	3.8%
Digital Realty Trust, Inc.	3.4
Endurance Specialty Holdings, Ltd.	3.0
FirstEnergy Corp.	3.0
Equity Commonwealth	3.0
Huntington Bancshares, Inc.	2.9
Popular, Inc.	2.8
CA, Inc.	2.8
Avnet, Inc.	2.7
Dean Foods Co.	2.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/15.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Ongoing skepticism about the strength of the economy created a challenging environment for small-cap stocks. The Heartland Value Plus Fund Investor Class returned -17.41% versus -7.47% for the Russell 2000® Value Index.

On a relative basis, stock selection in Industrials offered a bright spot in a disappointing year. Three of the Fund’s largest five contributors came from the sector. Executive search firm Heidrick & Struggles International, Inc. (HSII), a top 10 holding, was a key contributor due to its strong earnings and solid growth. Management has also been upbeat about the company’s outlook. We are encouraged by growth prospects, and believe its balance sheet strength is an underappreciated asset.

Stock selection in Financials was positive on an absolute and relative basis, but couldn’t overcome the effects of a material underweight to the space. The majority of the underexposure is tied to Real Estate Investment Trusts (REITs), which, in general, have been overvalued for an extended period as investors have flocked to them in search of yield and reduced volatility. We continue to watch the space and will add assets when we find companies with unique catalysts and attractive valuations. The industry remains the Fund’s largest underweight.

Holdings in Information Technology (IT) weighed on relative results, but the sector also contained a top performer. Leidos Holdings Inc. (LDOS), a government services contractor, was up on strong earnings for the year and solid organic top line growth. Outlook for the company has been equally compelling, with bookings of future projects up 30% year-over-year. We have been pleased by the growth in the company’s bookings during the year, and believe it points to a long runway of improving earnings.

Materials was a key detractor with almost all of the underperformance tied to a single name in the Chemicals space.

An overweight to and selection in Energy accounted for more than half of the Fund’s underperformance. Selling in the sector has been indiscriminate with stocks trading down regardless of whether their exposure to the price of the commodity was hedged. Against this backdrop, we continue to hold names we believe are best suited to withstand current negative sentiment and likely to benefit significantly when energy prices turn. The upshot is our emphasis remains on companies with strong balance sheets and unique attributes that we believe are positioned to disproportionately benefit from improved commodity prices.

We’ve reduced the number of holdings in the Fund and are focused on keeping only our highest conviction names. Market strength has provided an opportunity to harvest some gains, and we’ve sold out of stocks where our original investment thesis deteriorated.

In our opinion, 2016 may look much like 2015 and macro headwinds could persist. The economy will grind forward, but revenue growth will be challenging. Debt levels should be a source of scrutiny as interest rates creep up and prospects for earnings growth have dimmed.

Absent a clear catalyst for an uptick in the rate of economic activity, we are avoiding names with significant capital expenditure plans or those that are seeking to finance large acquisitions.

We remain steadfast in our commitment to valuations and balance sheets. As a result, we have constructed a portfolio of undervalued dividend-paying, small-cap companies that we believe will benefit from idiosyncratic catalysts.

CFA is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2015	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRVIX)	10/26/93	9.61%	9.51%	10.14%	6.07%	2.59%	2.54%	-17.41%
Institutional Class (HNVIX)	5/1/08	9.71%	9.62%	10.29%	6.30%	2.87%	2.81%	-17.20%
Russell 2000® Value Index	—	9.46%	9.26%	8.17%	5.57%	7.67%	9.06%	-7.47%

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/15, the gross expense ratios for the Investor and Institutional Class are 1.14% and 0.89%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)   Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	42
Net assets	$1.1 bil.
NAV (Investor Class)	$24.08
NAV (Institutional Class)	$23.97
Median market cap	$1.1 bil.
Weighted average market cap	$1.9 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Regis Corp.	5.4%
Dean Foods Co.	4.7
Granite Construction, Inc.	4.5
Heidrick & Struggles International, Inc.	4.3
Quanex Building Products Corp.	4.3
Leidos Holdings, Inc.	4.3
ManTech International Corp. (Class A)	3.5
MDC Holdings, Inc.	3.3
Invacare Corp.	3.2
Resources Connection, Inc.	3.0

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/15.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Investor uncertainty about the strength of the economy created challenges for small-cap stocks, and value investors in general. The Heartland Value Fund Investor Class returned -11.04% versus -7.47% for the Russell 2000® Value Index.

As bottom-up investors, we’ve watched with concern as macro events dictated market behavior. There were periods during the year—such as the fourth quarter—when valuations mattered, but they were too few.

An overweight to and stock selection in Health Care boosted performance. The Fund’s holdings in the Life Sciences Tools & Services industry were a source of strength and contained one of our top performers, Cambrex Corp. (CBM).

The contract manufacturer of pharmaceuticals has enjoyed strong growth and recently announced it had signed a 5-year agreement to continue supplying Gilead, its largest customer, with products. We expect the deal coupled with its robust pipeline should lead to significant sales strength in the coming years.

Holdings in Consumer Staples contributed on an absolute and relative basis. MGP Ingredients Inc. (MGPI), a manufacturer of food ingredients and alcohol, was a top performer. The company brought in Gus Griffon in 2014 from distiller Brown-Forman, where he was Senior Vice President and Brand Manager of Jack Daniels. In the role, he grew income for the brand at 13% per year versus the industry average of 8%. Since arriving, he has been acting to close a more than 30% discount in valuation to peers.

Mr. Griffon is focused on advancing the product mix toward higher margin alcohol business and has recently expanded warehouse capacity to accommodate growth. We believe recent changes in taste trends favoring brown liquors, as shown, over vodka and gin, will continue to lead to strong results for the company.

Changing Tastes

Source: Distilled Spirits Council, Economic & Strategic Analysis Dept. and Heartland
Advisors, Inc. 12/31/2002 to 12/31/2013

Other Spirits include gin, rum, tequila, brandy/cognac, and cordials/liqueurs.

Industrials were a key source of relative outperformance. Barrett Business Services, Inc. (BBSI), a Professional Services company, accounted for the majority of the strength in the sector.

Information Technology (IT) held back results with the bulk of negative performance tied to two companies. We’ve maintained an overweight to the sector, and have found compelling valuations in a number of industries in the space.

Holdings in Financials were flat, but an underweight to the group hurt relative performance. During the first half of the year we added Jernigan Capital (JCAP), a Real Estate Investment Trust (REIT) that provides financing to self-storage developers and receives interest income plus an equity stake in the projects it funds. It trades at less than book value with a 9% dividend yield. The company is led by proven management and should benefit from strong industry dynamics. Founder Dean Jernigan has more than 20 years of experience and a record of success in the space. He previously started a storage company and turned it into a market leader that was later bought by GE.

While bright spots remain in the economic expansion, we also see cautionary signs. Spreads of high-yield bonds point to weakening confidence. Limp expectations are reflected in commodities with oil at 11 year lows. We are watchful of the softening sentiment, but are committed to a process rooted in the long-term with an emphasis on fundamental analysis over the macro landscape.

CFA is a registered trademark owned by the CFA Institute.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2015	Date	Inception	Years	Years	Years	Years	Years	Years	Year
Investor Class (HRTVX)	12/28/84	11.82%	12.70%	9.33%	8.79%	5.02%	4.94%	6.30%	-11.04%
Institutional Class (HNTVX)	5/1/08	11.87%	12.77%	9.42%	8.90%	5.18%	5.12%	6.48%	-10.90%
Russell 2000® Value Index	—	10.90%	11.86%	9.26%	8.17%	5.57%	7.67%	9.06%	-7.47%

Index Source: Russell® and FactSet Research Systems, Inc.

In the prospectus dated 5/1/15, the gross expense ratios for the Investor and Institutional Class are 1.07% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1) Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in small companies. The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	108
Net assets	$845.9 mil.
NAV (Investor Class)	$35.98
NAV (Institutional Class)	$36.56
Median market cap	$296 mil.
Weighted average market cap	$686 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

CareTrust REIT, Inc.	2.6%
Barrett Business Services, Inc.	2.6
Rovi Corp.	2.6
TCF Financial Corp.	2.3
Acacia Research Corp.	2.3
Invacare Corp.	2.0
Sonic Automotive, Inc. (Class A)	2.0
South Jersey Industries, Inc.	1.9
Fukuda Denshi Co., Ltd.	1.9
Fred’s, Inc. (Class A)	1.9

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/15.

9

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Continued weakness in Energy and fears of a global economic slowdown weighed on international equities. The impact was particularly strong in Emerging Markets and commodity producing countries. Our exposure in these regions contributed to the Heartland International Value Fund’s shares returning -12.09% while the Russell Global® ex–U.S. Small Cap Value Index was off 1.75%.

Consumer Staples was a bright spot in a challenging year and contained the Fund’s top contributor. McBride PLC (MCB LN), a manufacturer of private label household products, nearly doubled as it reported consistent earnings improvement and progress on reorganization efforts initiated by its new management team.

Holdings in Energy were down on an absolute basis, yet contributed relative to the benchmark. The sell-off in the sector has created opportunities to upgrade the quality of our holdings as valuations have become more compelling. Total Energy Services Inc. (TOT) is an example of the type of company we were able to add this year.

The oil services holding provides gas compression and rental equipment to natural gas drillers. Much of its business is focused in northwestern Canada, but it is expanding into the U.S. and has a toehold in Australia.

An overweight to and stock selection in Information Technology (IT) detracted from results, but the group included a key contributor Wasion Group Holdings Ltd. (3393 HK), a manufacturer of smart meters and energy measurement equipment. The Fund had captured much of the positive performance of the stock during the first six months of 2015. After it climbed nearly 70%, we sold shares to manage position size risk. Following our trimming, the stock sold off, yet the Fund had already benefited from the initial run up in price.

The majority of the Fund’s relative underperformance came from selection in Financials. Commercial Banks drove most of the weakness with a single name, Banco ABC Brasil SA (ABCB4 BZ), affecting results.

Holdings in Materials detracted, with negative returns coming from two gold mining names. We’ve taken softness in Metals and Mining stocks as an opportunity to upgrade our holdings in the space.

On a region basis, Hong Kong and the United Kingdom buoyed results. Canada and Brazil, two countries closely tied to commodities, were among the weakest performers.

While a challenged economic climate has created attractive valuations globally, we remain cautious and have focused our efforts on upgrading the quality of companies in the portfolio.

Japan is a source of optimism as businesses are showing signs of putting significant cash balances to work. The willingness to buy back shares or payout dividends is a welcome sign that a move toward shareholder friendly practices is taking root.

Europe continues to be helped by currency weakness, lower oil prices, and reduced bond yields. We view these temporary factors as an encouraging back drop. Industrial production, real gross domestic product, and manufacturing purchasing managers’ indices readings are trending upward. The improving climate coupled with pent up demand tied to two successive recessions points to an economy that could be a bright spot in 2016.

In the near term, China appears poised for continued challenges as it transitions to a consumption-based economy. The move should translate to a slowdown in capital expenditures in heavy industry as the service economy develops.

CFA is a trademark owned by the CFA Institute.

10

HEARTLAND INTERNATIONAL VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Five	Three	One
as of December 31, 2015	Date	Inception*	Years	Years	Year
Investor Class (HINVX)	10/1/10	-0.18%	-1.25%	-1.77%	-12.09%
Russell Global® ex-U.S. Small Cap Value Index	—	4.38%	2.35%	4.38%	-1.75%

Index Source: Russell®, MSCI and FactSet Research Systems, Inc.

In the prospectus dated 5/1/15, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.49%. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses do not exceed 1.49% of the Fund’s average daily net assets, through at least May 1, 2016, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 1.76%. As of the date of this report, the Total Annual Fund Operating Expense ratio is 1.81% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund, which commenced operations on 10/1/10. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/1/10 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)    Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation by investing in small- and mid-cap international companies, with an emphasis on dividends. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	48
Net assets	$23.5 mil.
NAV	$8.45
Median market cap	$557 mil.
Weighted average market cap	$951 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Keck Seng Investments	4.2%
Deutz AG	3.1
Trinity Biotech PLC (ADR)	3.0
Yushin Precision Equipment Co., Ltd.	2.9
EuropaCorp.	2.9
Anritsu Corp.	2.8
Green Seal Holding, LTD.	2.8
Takamatsu Construction Group Co., Ltd.	2.7
Arrow Global Group PLC.	2.7
Wasion Group Holdings, Ltd.	2.6

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/15.

11

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF EQUITY INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process—which places emphasis on identifying a catalyst—may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on December 31, 2015.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.9%	0.0%	5.2%	6.2%	26.1%
Small-Cap Holdings – $300 million - $2 billion	25.1	13.0	77.1	57.9	58.7
Mid-Cap Holdings – $2 - $15 billion	42.8	84.4	15.7	5.9	15.2
Large-Cap Holdings – Greater than $15 billion	31.2	2.6	2.0	0.0	0.0
Total	100.0%	100.0%	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS (EXCLUDES COLLATERAL FROM SECURITIES LOANED)

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2015. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Consumer Discretionary	6.8%	8.0%	12.4%	12.8%	14.7%
Consumer Staples	8.0	4.8	7.4	6.0	6.2
Energy	7.9	8.2	5.9	3.9	5.2
Financials	28.3	31.0	19.2	25.4	16.8
Health Care	14.3	7.3	5.0	12.6	7.6
Industrials	10.9	12.7	23.5	18.0	26.9
Information Technology	12.0	14.2	12.2	15.1	8.0
Materials	2.2	7.5	3.1	1.5	8.8
Telecommunication Services	3.0	0.0	0.0	0.0	0.0
Utilities	4.6	3.0	2.7	4.2	1.0
Exchange Traded Funds	0.0	0.0	1.8	0.0	0.0
Short-Term Investments	2.0	3.3	6.8	0.5	4.8
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Investments purchased with cash collateral from securities loaned, if any, are excluded from these tables.

12

THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2015

	SHARES	VALUE
COMMON STOCKS (97.4%)
Airlines (2.3%)
JetBlue Airways Corp.(a)	300,000	$6,795,000

Automobiles (1.2%)
Ford Motor Co.	250,000	3,522,500

Building Products (1.9%)
Universal Forest Products, Inc.	80,000	5,469,600

Capital Markets (2.3%)
The Bank of New York
Mellon Corp.	160,000	6,595,200

Commercial Banks (13.1%)
BB&T Corp.	215,000	8,129,150
Boston Private Financial Holdings, Inc.	600,000	6,804,000
Citigroup, Inc.	105,000	5,433,750
First Interstate BancSystem, Inc. (Class A)	200,000	5,814,000
Popular, Inc.	120,000	3,400,800
The PNC Financial Services Group, Inc.	90,000	8,577,900
		38,159,600

Commercial Services & Supplies (4.2%)
Essendant, Inc.	100,000	3,251,000
The ADT Corp.(b)	275,000	9,069,500
		12,320,500

Communications Equipment (4.4%)
ADTRAN, Inc.	200,000	3,444,000
Cisco Systems, Inc.	350,000	9,504,250
		12,948,250

Consumer Finance (2.5%)
Capital One Financial Corp.	100,000	7,218,000

Diversified Telecommunication Services (2.9%)
AT&T, Inc.	250,000	8,602,500

Electric Utilities (2.4%)
Exelon Corp.	250,000	6,942,500

Electronic Equipment & Instruments (2.9%)
Corning, Inc.	75,000	1,371,000
Fabrinet(a)	300,000	7,146,000
		8,517,000

Energy Equipment & Services (1.3%)
Newpark Resources, Inc.(a)	500,000	2,640,000
Unit Corp.(a)	100,000	1,220,000
		3,860,000

Food & Staples Retailing (4.5%)
Fred’s, Inc. (Class A)	250,000	4,092,500
Wal-Mart Stores, Inc.	150,000	9,195,000
		13,287,500

Food Products (3.4%)
Bunge, Ltd.	120,000	8,193,600
Dean Foods Co.	100,000	1,715,000
		9,908,600

Health Care Equipment & Supplies (1.2%)
Invacare Corp.	200,000	3,478,000

Health Care Providers & Services (8.7%)
Owens & Minor, Inc.	170,000	6,116,600
Quest Diagnostics, Inc.	180,000	12,805,200
Triple-S Management Corp. (Class B)(a)	270,000	6,455,700
		25,377,500

Hotels, Restaurants & Leisure (0.4%)
Royal Caribbean Cruises, Ltd.	10,000	1,012,100

Household Durables (1.5%)
PulteGroup, Inc.	250,000	4,455,000

Insurance (3.6%)
Endurance Specialty Holdings, Ltd.	75,000	4,799,250
Principal Financial Group, Inc.	125,000	5,622,500
		10,421,750

Machinery (2.4%)
Oshkosh Corp.	180,000	7,027,200

Multiline Retail (0.6%)
Kohl’s Corp.	35,000	1,667,050

Multi-Utilities (2.2%)
MDU Resources Group, Inc.	350,000	6,412,000

Oil, Gas & Consumable Fuels (6.5%)
Devon Energy Corp.	90,000	2,880,000
Hess Corp.	140,660	6,819,197
Scorpio Tankers, Inc.	932,980	7,482,500
World Fuel Services Corp.	50,000	1,923,000
		19,104,697

Paper & Forest Products (2.2%)
Boise Cascade Co.(a)	250,000	6,382,500

Pharmaceuticals (4.3%)
Pfizer, Inc.	190,000	6,133,200
Teva Pharmaceutical Industries, Ltd. (ADR)	100,000	6,564,000
		12,697,200

Real Estate Investment Trusts (REITs) (4.3%)
Digital Realty Trust, Inc.	120,000	9,074,400
Franklin Street Properties Corp.	350,000	3,622,500
		12,696,900

Semiconductors (1.7%)
Photronics, Inc.(a)	400,000	4,980,000

Software (2.9%)
CA, Inc.	300,000	8,568,000

Specialty Retail (3.2%)
American Eagle Outfitters, Inc.(b)	400,000	6,200,000
Murphy USA, Inc.(a)	50,000	3,037,000
		9,237,000

Thrifts & Mortgage Finance (2.4%)
Washington Federal, Inc.	300,000	7,149,000

TOTAL COMMON STOCKS
(Cost $237,585,717)		$284,812,647

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (2.0%)
Time Deposits (2.0%)
Wells Fargo (Grand Cayman)(c)(d)	0.03%	$5,954,134	$5,954,134

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,954,134)			$5,954,134

	INTEREST
	RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (2.4%)
Registered Investment Companies (2.4%)
Invesco Treasury Portfolio Short- Term Investments Trust, Institutional Class(e)	0.13%	6,871,940	$6,871,940

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED
(Cost $6,871,940)			$6,871,940

TOTAL INVESTMENTS - (101.8%)
(Cost $250,411,791)			$297,638,721
OTHER ASSETS AND LIABILITIES, NET - (-1.8%)			(5,356,540)
TOTAL NET ASSETS - (100.0%)			$292,282,181

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2015

	SHARES	VALUE
COMMON STOCKS (98.0%)
Aerospace & Defense (2.4%)
Textron, Inc.	2,669	$112,125

Auto Components (0.9%)
Autoliv, Inc.	313	39,053

Beverages (0.6%)
Molson Coors Brewing Co. (Class B)	303	28,458

Building Products (2.1%)
Owens Corning	2,039	95,894

Chemicals (1.8%)
Olin Corp.	4,893	84,453

Commercial Banks (11.0%)
First Horizon National Corp.	4,486	65,137
Huntington Bancshares, Inc.	12,063	133,417
Popular, Inc.	4,471	126,708
SunTrust Banks, Inc.	2,027	86,836
Zions Bancorporation	3,416	93,257
		505,355

Commercial Services & Supplies (5.3%)
Brady Corp. (Class A)	2,517	57,841
Essendant, Inc.	2,842	92,393
The ADT Corp.	2,826	93,202
		243,436

Communications Equipment (0.9%)
Brocade Communications Systems, Inc.	4,600	42,228

Computers & Peripherals (4.1%)
Diebold, Inc.	3,777	113,650
Lexmark International, Inc. (Class A)	2,309	74,927
		188,577

Containers & Packaging (3.0%)
Avery Dennison Corp.	619	38,787
Bemis Co., Inc.	2,173	97,111
		135,898

Electric Utilities (3.0%)
FirstEnergy Corp.	4,331	137,423

Electronic Equipment & Instruments (4.0%)
Avnet, Inc.	2,896	124,065
AVX Corp.	5,024	60,991
		185,056

Energy Equipment & Services (5.5%)
FMC Technologies, Inc.(a)	970	28,140
Joy Global, Inc.	3,763	47,451
Patterson-UTI Energy, Inc.	2,799	42,209
RPC, Inc.	8,025	95,899
Unit Corp.(a)	3,098	37,795
		251,494

Food Products (4.3%)
Bunge, Ltd.	1,171	79,956
Dean Foods Co.	6,789	116,431
		196,387

Health Care Providers & Services (7.4%)
Health Net, Inc.(a)	1,087	74,416
Owens & Minor, Inc.	2,431	87,467
Quest Diagnostics, Inc.	2,453	174,507
		336,390

Household Durables (1.0%)
PulteGroup, Inc.	2,587	46,100

Insurance (8.2%)
Assurant, Inc.	768	61,855
Endurance Specialty Holdings, Ltd.	2,148	137,450
Principal Financial Group, Inc.	1,721	77,411
Reinsurance Group of America, Inc.	1,174	100,436
		377,152

IT Services (2.5%)
ManTech International Corp. (Class A)	1,397	42,245
The Western Union Co.	4,037	72,303
		114,548

Machinery (1.7%)
Oshkosh Corp.	1,952	76,206

Metals & Mining (2.8%)
Alcoa, Inc.	10,127	99,954
Finning International, Inc. (CAD)(f)	2,048	27,648
		127,602

Multiline Retail (1.5%)
Kohl’s Corp.	1,447	68,921

Oil, Gas & Consumable Fuels (2.8%)
Euronav NV(a)	3,485	47,779
Hess Corp.	1,621	78,586
		126,365

Professional Services (1.4%)
The Dun & Bradstreet Corp.	609	63,293

Real Estate Investment Trusts (REITs) (9.8%)
Columbia Property Trust, Inc.	3,490	81,945
Digital Realty Trust, Inc.	2,074	156,836
Equity Commonwealth(a)	4,910	136,154
Sun Communities, Inc.	1,088	74,561
		449,496

Software (2.8%)
CA, Inc.	4,433	126,606

Specialty Retail (4.8%)
Abercrombie & Fitch Co. (Class A)	2,843	76,761
Murphy USA, Inc.(a)	1,793	108,907
Staples, Inc.	3,536	33,486
		219,154

Thrifts & Mortgage Finance (2.4%)
Washington Federal, Inc.	4,528	107,902

TOTAL COMMON STOCKS
(Cost $4,682,687)		$4,485,572

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (3.3%)
Time Deposits (3.3%)
JPMorgan Chase (Nassau)(c)(d)	0.03%	$152,750	$152,750

TOTAL SHORT-TERM INVESTMENTS
(Cost $152,750)			$152,750

TOTAL INVESTMENTS - (101.3%)
(Cost $4,835,437)			$4,638,322
OTHER ASSETS AND LIABILITIES, NET - (-1.3%)			(61,766)
TOTAL NET ASSETS - (100.0%)			$4,576,556

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2015

	SHARES	VALUE
COMMON STOCKS (92.5%)
Building Products (4.3%)
Quanex Building Products Corp.(g)	2,175,000	$45,348,750

Chemicals (0.7%)
Intrepid Potash, Inc.(a)(g)	2,500,000	7,375,000

Commercial Banks (15.3%)
Berkshire Hills Bancorp, Inc.	525,000	15,282,750
Capital Bank Financial Corp. (Class A)	450,000	14,391,000
CenterState Banks, Inc.	1,575,000	24,648,750
FirstMerit Corp.	850,000	15,852,500
Old National Bancorp	1,600,000	21,696,000
TCF Financial Corp.	1,250,000	17,650,000
Umpqua Holdings Corp.	1,775,000	28,222,500
Union Bankshares Corp.	925,000	23,347,000
		161,090,500

Commercial Services & Supplies (1.6%)
Brady Corp. (Class A)(g)	750,000	17,235,000

Communications Equipment (0.7%)
InterDigital, Inc.	150,000	7,356,000

Construction & Engineering (4.5%)
Granite Construction, Inc.(g)	1,100,000	47,201,000

Consumer Finance (1.4%)
Cash America International, Inc.	475,000	14,226,250

Diversified Consumer Services (5.4%)
Regis Corp.(a)(g)	4,000,000	56,600,000

Electric Utilities (2.7%)
El Paso Electric Co.	750,000	28,875,000

Electrical Equipment (1.8%)
Encore Wire Corp.(g)	524,400	19,449,996

Electronic Equipment & Instruments (2.7%)
Park Electrochemical Corp.(g)	1,900,000	28,614,000

Energy Equipment & Services (3.7%)
CARBO Ceramics, Inc.	700,000	12,040,000
Gulf Island Fabrication, Inc.(g)	899,996	9,413,958
Unit Corp.(a)	1,400,000	17,080,000
		38,533,958

Food & Staples Retailing (2.8%)
Fred’s, Inc. (Class A)(g)	1,800,000	29,466,000

Food Products (4.7%)
Dean Foods Co.	2,900,000	49,735,000

Health Care Equipment & Supplies (3.2%)
Invacare Corp.(g)	1,950,000	33,910,500

Health Care Providers & Services (1.8%)
Owens & Minor, Inc.	525,000	18,889,500

Household Durables (3.3%)
MDC Holdings, Inc.	1,350,000	34,465,500

Insurance (2.3%)
OneBeacon Insurance Group, Ltd. (Class A)(g)	1,932,529	23,982,685

IT Services (7.8%)
Leidos Holdings, Inc.	800,000	45,008,000
ManTech International Corp. (Class A)(g)	1,225,000	37,044,000
		82,052,000

Machinery (3.7%)
Albany International Corp. (Class A)	450,000	16,447,500
Dynamic Materials Corp.(g)	850,000	5,941,500
ESCO Technologies, Inc.(g)	450,000	16,263,000
		38,652,000

Metals & Mining (2.5%)
Materion Corp.(g)	926,400	25,939,200

Oil, Gas & Consumable Fuels (2.3%)
WPX Energy, Inc.(a)	4,250,000	24,395,000

Professional Services (7.8%)
CDI Corp.(g)	703,742	4,757,296
Heidrick & Struggles
International, Inc.(g)	1,675,000	45,593,500
Resources Connection, Inc.(g)	1,950,000	31,863,000
		82,213,796

Real Estate Investment Trusts (REITs) (0.5%)
Corrections Corp. of America(a)	200,000	5,298,000

Semiconductors (1.1%)
Intersil Corp. (Class A)	900,000	11,484,000

Specialty Retail (3.9%)
American Eagle Outfitters, Inc.	1,600,000	24,800,000
Chico’s FAS, Inc.	1,500,000	16,005,000
		40,805,000

TOTAL COMMON STOCKS
(Cost $1,000,547,800)		$973,193,635

EXCHANGE TRADED FUNDS (1.9%)
iShares Russell® 2000 ETF	175,000	19,689,250

TOTAL EXCHANGE TRADED FUNDS
(Cost $19,866,420)		$19,689,250

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (6.9%)
Time Deposits (6.9%)
Citibank (Grand Cayman)(c)(d)	0.03%	$46,678,628	$46,678,628
JPMorgan Chase (Nassau)(c)(d)	0.03%	25,944,893	25,944,893

TOTAL SHORT-TERM INVESTMENTS
(Cost $72,623,521)			$72,623,521

TOTAL INVESTMENTS - (101.3%)
(Cost $1,093,037,741)			$1,065,506,406
OTHER ASSETS AND LIABILITIES, NET - (-1.3%)			(14,084,356)
TOTAL NET ASSETS - (100.0%)			$1,051,422,050

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2015

	SHARES	VALUE
COMMON STOCKS (100.2%)
Aerospace & Defense (2.0%)
AAR Corp.	500,000	$13,145,000
CPI Aerostructures, Inc.(a)	400,000	3,892,000
		17,037,000

Auto Components (1.2%)
Spartan Motors, Inc.	750,000	2,332,500
Stoneridge, Inc.(a)	500,000	7,400,000
		9,732,500

Beverages (2.2%)
MGP Ingredients, Inc.	562,419	14,594,773
Primo Water Corp.(a)	500,000	4,000,000
		18,594,773

Building Products (0.6%)
Gibraltar Industries, Inc.(a)	200,000	5,088,000

Capital Markets (0.5%)
Safeguard Scientifics, Inc.(a)	300,000	4,353,000

Commercial Banks (13.7%)
Boston Private Financial Holdings, Inc.	1,000,000	11,340,000
Capital City Bank Group, Inc.	600,000	9,210,000
CoBiz Financial, Inc.	932,896	12,519,464
Heritage Financial Corp.	478,000	9,005,520
MainSource Financial Group, Inc.	523,744	11,983,263
Pacific Continental Corp.	734,893	10,935,208
People’s Utah Bancorp	150,000	2,581,500
TCF Financial Corp.	1,400,000	19,768,000
The Bancorp, Inc.(a)	650,000	4,140,500
TriCo Bancshares(g)	377,320	10,353,661
TriState Capital Holdings, Inc.(a)	1,000,000	13,990,000
		115,827,116

Commercial Services & Supplies (1.7%)
Hudson Technologies, Inc.(a)(g)(h)	2,500,000	7,425,000
Perma-Fix Environmental Services(a)(g)(h)	860,000	3,216,400
TRC Cos., Inc.(a)(g)	400,000	3,700,000
		14,341,400

Communications Equipment (2.7%)
Acacia Research Corp.(g)	4,600,000	19,734,000
PC-Tel, Inc.	750,000	3,412,500
		23,146,500

Construction & Engineering (1.1%)
Argan, Inc.	150,000	4,860,000
Northwest Pipe Co.(a)	400,000	4,476,000
		9,336,000

Diversified Consumer Services (3.0%)
Lincoln Educational Services Corp.(a)(g)	2,136,153	4,250,945
Regis Corp.(a)	1,000,000	14,150,000
Universal Technical Institute, Inc.(g)	1,418,937	6,612,246
		25,013,191

Diversified Financial Services (0.6%)
Collection House, Ltd. (AUD)(c)(f)	3,671,436	4,643,563

Electric Utilities (0.7%)
ALLETE, Inc.	107,722	5,475,509

Electrical Equipment (1.4%)
Hydrogenics Corp.(a)(g)	1,107,400	9,711,898
Pioneer Power Solutions, Inc.(a)(g)(h)	500,000	1,975,000
		11,686,898

Electronic Equipment & Instruments (3.0%)
CUI Global, Inc.(a)(g)	1,250,000	8,800,000
ePlus, Inc.(a)	20,000	1,865,200
Fabrinet(a)	400,000	9,528,000
Radisys Corp.(a)	1,446,229	4,006,054
SuperCom, Ltd.(a)	186,238	972,163
		25,171,417

Energy Equipment & Services (1.9%)
CARBO Ceramics, Inc.	350,000	6,020,000
Willbros Group, Inc.(a)(g)	3,875,563	10,425,264
		16,445,264

Food & Staples Retailing (1.9%)
Fred’s, Inc. (Class A)	1,000,000	16,370,000

Food Products (1.5%)
Hanover Foods Corp. (Class A)(h)	49,250	4,370,938
Landec Corp.(a)	665,152	7,868,748
		12,239,686

Gas Utilities (1.9%)
South Jersey Industries, Inc.	700,000	16,464,000

Health Care Equipment & Supplies (7.0%)
Accuray, Inc.(a)	2,100,000	14,175,000
Fukuda Denshi Co., Ltd. (JPY)(c)(f)(h)	300,000	16,408,995
Invacare Corp.	988,822	17,195,614
Trinity Biotech PLC (ADR)	1,000,000	11,760,000
		59,539,609

Health Care Providers & Services (2.7%)
Digirad Corp.(g)	1,400,000	8,106,000
Interpace Diagnostics Group, Inc.(a)(g)	1,490,000	742,020
The Ensign Group, Inc.	599,000	13,555,370
		22,403,390

Hotels, Restaurants & Leisure (1.4%)
Bravo Brio Restaurant Group, Inc.(a)(g)	700,000	6,300,000
Jamba, Inc.(a)	400,000	5,396,000
		11,696,000

Household Durables (2.0%)
MDC Holdings, Inc.	400,000	10,212,000
WCI Communities, Inc.(a)	300,000	6,684,000
		16,896,000

Household Products (0.4%)
Oil-Dri Corp. of America	100,000	3,683,000

Insurance (3.1%)
Conifer Holdings, Inc.(a)(g)	388,768	3,603,879
Donegal Group, Inc. (Class A)	300,000	4,224,000
OneBeacon Insurance Group, Ltd. (Class A)	1,000,000	12,410,000
State Auto Financial Corp.	300,000	6,177,000
		26,414,879

Internet Software & Services (0.9%)
RetailMeNot, Inc.(a)	500,000	4,960,000
TechTarget, Inc.(a)	370,000	2,971,100
		7,931,100

IT Services (3.0%)
Ciber, Inc.(a)	2,500,000	8,775,000
Computer Task Group, Inc.	601,332	3,980,818
NCI, Inc. (Class A)(g)	573,297	7,825,504
StarTek, Inc.(a)(g)(h)	1,400,000	5,012,000
		25,593,322

Life Sciences Tools & Services (1.9%)
Cambrex Corp.(a)(i)	200,000	9,418,000
Harvard Bioscience, Inc.(a)(g)	2,000,000	6,940,000
		16,358,000

Machinery (4.8%)
Astec Industries, Inc.	300,000	12,210,000
FreightCar America, Inc.	16,500	320,595
Jason Industries, Inc.(a)(g)	1,000,000	3,780,000
Lydall, Inc.(a)	436,229	15,477,405
MFRI, Inc.(a)	250,000	1,635,000
Oshkosh Corp.	50,000	1,952,000
Supreme Industries, Inc. (Class A)(g)(h)	700,000	4,795,000
		40,170,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2015

	SHARES	VALUE
Metals & Mining (1.0%)
Olympic Steel, Inc.	400,000	$4,632,000
Teranga Gold Corp. (CAD)(a)(f)	10,000,000	3,541,230
		8,173,230

Multi-Utilities (1.6%)
MDU Resources Group, Inc.	750,000	13,740,000

Oil, Gas & Consumable Fuels (2.0%)
Aegean Marine Petroleum Network, Inc.	700,000	5,852,000
DHT Holdings, Inc.	750,000	6,067,500
Scorpio Tankers, Inc.	600,000	4,812,000
		16,731,500

Paper & Forest Products (0.6%)
Western Forest Products, Inc. (CAD)(f)	3,000,000	4,899,906

Pharmaceuticals (1.1%)
Flamel Technologies SA (ADR)(a)	250,000	3,052,500
TherapeuticsMD, Inc.(a)	600,000	6,222,000
		9,274,500

Professional Services (5.2%)
Barrett Business Services, Inc.(g)	500,000	21,770,000
Hudson Global, Inc.(a)(g)(h)	2,881,768	8,414,763
Navigant Consulting, Inc.(a)	500,000	8,030,000
RCM Technologies, Inc.(g)	1,100,000	6,050,000
		44,264,763

Real Estate (1.1%)
Kennedy Wilson Europe Real Estate PLC (GBP)(c)(f)	500,000	8,891,855

Real Estate Investment Trusts (REITs) (3.4%)
CareTrust REIT, Inc.(g)	2,000,000	21,900,000
Jernigan Capital, Inc.(g)	465,000	6,951,750
		28,851,750

Real Estate Management & Development (1.1%)
AV Homes, Inc.(a)	750,000	9,607,500

Road & Rail (0.6%)
Marten Transport, Ltd.	300,000	5,310,000

Semiconductors (1.6%)
CyberOptics Corp.(a)(g)	550,000	4,207,500
DSP Group, Inc.(a)	750,000	7,080,000
Pixelworks, Inc.(a)	1,000,000	2,380,000
		13,667,500

Software (3.9%)
AVG Technologies NV(a)	550,000	11,027,500
Rovi Corp.(a)	1,300,000	21,658,000
		32,685,500

Specialty Retail (5.0%)
Christopher & Banks Corp.(a)	1,000,000	1,650,000
Destination Maternity Corp.	300,000	2,616,000
Destination XL Group, Inc.(a)	1,000,000	5,520,000
Indigo Books & Music, Inc. (CAD)(a)(f)	111,100	1,168,248
Outerwall, Inc.	400,000	14,616,000
Sonic Automotive, Inc. (Class A)	750,000	17,070,000
		42,640,248
Textiles, Apparel & Luxury Goods (0.4%)
Crocs, Inc.(a)	300,000	3,072,000

Thrifts & Mortgage Finance (2.1%)
Brookline Bancorp, Inc.	1,000,000	11,500,000
HF Financial Corp.	341,900	6,458,491
		17,958,491

Trading Companies & Distributors (0.7%)
Transcat, Inc.(a)(g)(h)	600,000	5,964,000

TOTAL COMMON STOCKS
(Cost $787,065,226)		$847,383,860

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.5%)
Time Deposits (0.5%)
Wells Fargo (Grand Cayman)(c)(d)	0.03%	$4,653,995	$4,653,995

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,653,995)			$4,653,995

TOTAL INVESTMENTS - (100.7%)
(Cost $791,719,221)			$852,037,855
OTHER ASSETS AND LIABILITIES, NET - (-0.7%)			(6,187,231)
TOTAL NET ASSETS - (100.0%)			$845,850,624

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2015

	SHARES	VALUE
COMMON STOCKS (92.1%)
Austria (3.5%)
Schoeller-Bleckmann Oilfield Equipment AG (EUR)(c)(f)	5,000	$274,253
Semperit Holding AG (EUR)(f)	16,000	540,767
		815,020

Belgium (2.5%)
D’ieteren SA (EUR)(c)(f)	16,000	597,538

Brazil (0.9%)
BR Properties SA (BRL)(f)	100,000	212,828

Canada (9.1%)
Agnico-Eagle Mines, Ltd. (CAD)(f)(j)	16,000	420,554
Cardinal Energy, Ltd. (CAD)(f)	50,000	316,904
Hydrogenics Corp.(a)	1,520	13,330
IAMGOLD Corp. (CAD)(a)(f)	130,000	185,084
Mandalay Resources Corp. (CAD)(a)(f)	250,000	115,632
Reitmans Canada, Ltd. (Class A) (CAD)(f)	125,000	367,674
Total Energy Services, Inc. (CAD)(f)	30,000	293,994
Whitecap Resources, Inc. (CAD)(f)	50,000	327,744
Yamana Gold, Inc. (CAD)(f)	55,000	102,154
		2,143,070

Colombia (1.1%)
Grupo Nutresa SA (COP)(f)(j)	35,000	245,866

France (2.9%)
EuropaCorp (EUR)(a)(c)(f)	130,000	690,872

Germany (4.8%)
Deutz AG (EUR)(c)(f)	180,000	716,457
KSB AG (EUR)(f)	1,000	415,247
		1,131,704

Great Britain (10.2%)
Arrow Global Group PLC (GBP)(f)	160,000	622,112
Chemring Group PLC (GBP)(c)(f)	210,000	589,292
McBride PLC (GBP)(a)(f)	230,000	561,154
Stock Spirits Group PLC (GBP)(f)	300,000	616,953
		2,389,511

Hong Kong (14.3%)
China ZhengTong Auto Services Holdings, Ltd. (HKD)(c)(f)	1,200,000	551,067
Clear Media, Ltd. (HKD)(c)(f)	600,000	618,376
Far East Consortium International, Ltd. (HKD)(c)(f)	1,500,000	570,388
Keck Seng Investments (HKD)(f)	1,200,000	990,961
Wasion Group Holdings, Ltd. (HKD)(c)(f)	600,000	620,878
		3,351,670

Ireland (3.0%)
Trinity Biotech PLC (ADR)	60,000	705,600

Israel (2.5%)
SuperCom, Ltd.(a)	110,000	574,200

Italy (2.4%)
Danieli & C Officine Meccaniche SpA (EUR)(c)(f)	30,000	572,323

Japan (22.1%)
Anritsu Corp. (JPY)(c)(f)	100,000	655,206
Fuji Pharma Co., Ltd. (JPY)(c)(f)	25,000	453,003
Japan Pure Chemical Co., Ltd. (JPY)(c)(f)	30,000	561,970
Kurita Water Industries, Ltd. (JPY)(c)(f)(j)	27,000	565,419
Medikit Co., Ltd. (JPY)(f)	20,000	609,010
Nabtesco Corp. (JPY)(c)(f)(j)	10,000	203,151
Nippon Seiki Co., Ltd. (JPY)(c)(f)	25,000	574,281
Takamatsu Construction Group Co., Ltd. (JPY)(c)(f)	30,000	641,222
Yokogawa Electric Corp. (JPY)(c)(f)(j)	20,000	240,519
Yushin Precision Equipment Co., Ltd. (JPY)(c)(f)	37,000	691,740
		5,195,521

Kazakhstan (1.0%)
Halyk Savings Bank of Kazakhstan JSC (GDR)(k)	47,500	235,125

South Korea (6.0%)
Mirae Asset Securities Co., Ltd. (KRW)(c)(f)	26,039	473,765
Samsung Securities Co., Ltd. (KRW)(c)(f)(j)	17,500	614,184
Sung Kwang Bend Co., Ltd. (KRW)(c)(f)	45,000	329,032
		1,416,981

Taiwan (5.1%)
Green Seal Holding, Ltd. (TWD)(c)(f)	180,000	645,162
Teco Electric and Machinery Co., Ltd. (TWD)(c)(f)	700,000	557,782
		1,202,944

Ukraine (0.7%)
Motor Sich PJSC (GDR) (EUR)(a)(c)(f)(h)(k)	23,300	166,867

TOTAL COMMON STOCKS
(Cost $22,819,471)		$21,647,640

PREFERRED STOCK (1.8%)
Brazil (1.8%)
Banco ABC Brasil SA (BRL)(a)(f)	80,000	176,531
Cia de Saneamento do Parana (BRL)(a)(f)	282,700	239,379
		415,910

TOTAL PREFERRED STOCK
(Cost $852,264)		$415,910

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (4.7%)
Time Deposits (4.7%)
JPMorgan Chase (Nassau)(c)(d)	0.03%	$1,103,374	$1,103,374

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,103,374)			$1,103,374

TOTAL INVESTMENTS - (98.6%)
(Cost $24,775,109)			$23,166,924
OTHER ASSETS AND LIABILITIES, NET - (1.4%)			333,989
TOTAL NET ASSETS - (100.0%)			$23,500,913

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

COUNTRY OF RISK - % OF NET ASSETS (UNAUDITED)

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

HEARTLAND INTERNATIONAL VALUE FUND
Austria	3.5%
Belgium	2.5
Brazil	2.7
Canada	8.2
Chile	0.9
China	10.4
Colombia	1.1
France	3.0
Germany	4.8
Great Britian	7.6
Hong Kong	2.4
Ireland	3.0
Israel	2.4
Italy	2.4
Japan	22.1
Kazakhstan	1.0
Poland	2.6
South Korea	6.0
Taiwan	2.4
Ukraine	0.7
Vietnam	4.2
Other Assets and Liabilities, Net	6.1
TOTAL	100.0%

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Loaned security; a portion or all of the security was on loan at December 31, 2015. See Note 5 in Notes to Financial Statements.
(c)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 in Notes to Schedules of Investments. The rate listed is the 7-day yield as of December 31, 2015.
(f)	Traded in a foreign country.
(g)	Affiliated company. See Note 10 to Notes to Financial Statements.
(h)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(i)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $9,418,000 as of December 31, 2015. See Note 4 in Notes to Financial Statements.
(j)	All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $1,786,278 as of December 31, 2015. See Note 4 in Notes to Financial Statements.
(k)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant of the Securities Act of 1933, or pursuant to an exemption from registration. See Note 2 in the Notes to Financial Statements.

Common Abbreviations:
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ETF	Exchange Traded Fund.
GDR	Global Depositary Receipt.
JSC	Joint Stock Company is a company which has the capital of its members pooled in a common fund.
Ltd.	Limited.
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PJSC	Private Joint Stock Company.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.
SpA	Societa per Azione.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
TWD	Taiwan Dollar

Percentages are stated as a percent of net assets. Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

INTERNATIONAL VALUE FUND – SCHEDULE OF OPEN FUTURES CONTRACTS

December 31, 2015

				UNDERLYING FACE AMOUNT	UNREALIZED
DESCRIPTION	POSITION	CONTRACTS	EXPIRATION DATE	AT VALUE (NOTE 4)	APPRECIATION
Japanese Yen FX Currency Future	Short	(4)	3/15/16	$(416,625)	$1,627
				$(416,625)	$1,627

				UNDERLYING FACE AMOUNT	UNREALIZED
DESCRIPTION	POSITION	CONTRACTS	EXPIRATION DATE	AT VALUE (NOTE 4)	DEPRECIATION
Euro FX Currency Future	Short	(10)	6/14/16	$(1,364,625)	$(1,931)
				$(1,364,625)	$(1,931)

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$250,411,791	$4,835,437	$1,093,037,741	$791,719,221	$24,775,109
Investments in securities, at value	$297,638,721	$4,638,322	$579,508,021	$653,824,685	$23,166,924
Investments in affiliates, at value (See Note 10)	—	—	485,998,385	198,213,170	—
Total Investments, at value	297,638,721	4,638,322	1,065,506,406	852,037,855	23,166,924
Foreign currency, at value (cost $0, $0, $0, $14,976 and $118,185, respectively)	—	—	—	15,090	118,043
Receivable for securities sold	2,014,919	—	8,787,406	1,513,576	110,571
Receivable due from advisor	—	6,448	—	—	901
Receivable from variation margin	—	—	—	—	6,050
Deposit with broker for futures	—	—	—	—	46,300
Accrued dividends and interest	235,125	7,321	924,481	1,001,289	76,237
Receivable for capital shares issued	226,426	550	765,581	30,049	507
Prepaid expenses	16,261	16,785	44,171	19,968	7,047
Total Assets	300,131,452	4,669,426	1,076,028,045	854,617,827	23,532,580

LIABILITIES:
Written options, at value (proceeds $0, $0, $0, $393,993 and $0, respectively)	—	—	—	24,000	—
Payable for securities purchased	—	75,632	19,866,420	6,324,643	—
Payable for capital shares redeemed	897,046	—	4,464,840	2,242,531	—
Payable for collateral upon return of securities loaned	6,871,940	—	—	—	—
Accrued expenses
Distribution fees - Investor Class	—	609	—	—	5,032
Fund accounting fees	7,808	1,674	25,221	22,817	4,258
Transfer agency fees	36,727	3,039	134,647	74,093	5,457
Custody fees	8,290	2,086	45,545	22,519	3,265
Audit fees	8,960	8,522	8,587	9,930	11,871
Legal fees	3,650	54	13,517	13,764	292
Printing fees	3,940	69	7,631	17,270	302
Other	10,910	1,185	39,587	15,636	1,190
Total Liabilities	7,849,271	92,870	24,605,995	8,767,203	31,667
TOTAL NET ASSETS	$292,282,181	$4,576,556	$1,051,422,050	$845,850,624	$23,500,913

NET ASSETS CONSIST OF:
Paid-in capital	$237,596,851	$4,925,106	$1,143,970,566	$800,601,059	$28,861,836
Accumulated undistributed net investment income (loss)	40,414	1,393	48,215	(11,834,453)	(991,524)
Accumulated undistributed gains (losses on investments, futures, options and translation of assets and liabilities in foreign currency	7,417,986	(152,827)	(65,065,396)	(3,598,800)	(2,755,523)
Net unrealized appreciation (depreciation) on investments	47,226,930	(197,116)	(27,531,335)	60,682,818	(1,613,876)
TOTAL NET ASSETS	$292,282,181	$4,576,556	$1,051,422,050	$845,850,624	$23,500,913

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$245,104,619	$2,853,480	$536,808,860	$786,936,340	$23,500,913
Shares outstanding	9,050,268	308,479	22,291,204	21,872,503	2,782,202
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$27.08	$9.25	$24.08	$35.98	$8.45
INSTITUTIONAL CLASS:
Net assets	$47,177,562	$1,723,076	$514,613,190	$58,914,284
Shares outstanding	1,746,475	186,677	21,470,025	1,611,613
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$27.01	$9.23	$23.97	$36.56

(a)	Includes cost of investments in affiliates of $– for the Select Value Fund, $– for the Mid Cap Value Fund, $486,276,748 for the Value Plus Fund, $198,697,909 for the Value Fund and $– for the International Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2015

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$7,632,382	$93,889	$30,011,966	$14,213,328	$701,955
Interest	3,292	43	21,105	15,628	655
Securities lending, net	118,218	—	—	127,866	—
Foreign taxes withheld	(29,489)	(184)	—	(85,708)	(45,817)
Total Investment Income	7,724,403	93,748	30,033,071	14,271,114	656,793

EXPENSES:
Management fees	2,853,975	33,378	12,374,864	7,518,685	236,044
Distribution fees - Investor Class	687,430	6,431	2,194,845	1,398,720	69,425
Transfer agency fees	492,901	35,557	2,326,306	897,818	66,564
Fund accounting fees	85,341	4,519	383,591	227,908	16,070
Custodian fees	24,978	7,707	146,086	80,444	29,398
Printing and communication fees	12,272	174	25,793	51,232	858
Postage fees	27,546	9	160,135	38,135	775
Legal fees	17,638	413	79,214	47,005	2,881
Registration fees	41,201	19,840	102,784	41,955	17,713
Directors’ fees	34,231	372	163,511	87,541	2,416
Audit and tax fees	41,219	39,842	40,472	43,159	52,838
Insurance fees	25,374	195	135,915	61,733	1,989
Other expenses	23,763	6,913	89,168	43,396	5,567
Total Expenses before waivers	4,367,869	155,350	18,222,684	10,537,731	502,538
Expenses waived by investment advisor (See Note 6)	—	104,602	—	—	88,768
Total Expenses after waivers	4,367,869	50,748	18,222,684	10,537,731	413,770
NET INVESTMENT INCOME	3,356,534	43,000	11,810,387	3,733,383	243,023

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	51,393,087	(99,941)	45,283,427	110,759,326	1,212,723
Investments - Affiliated securities	—	—	(10,631,054)	(23,924,444)	—
Futures contracts	—	—	—	—	1,019,158
Written options	—	—	—	1,286,957	—
Foreign currency translation	—	(1,475)	—	(8,397,543)	(2,657,509)
Net change in unrealized appreciation (depreciation) on:
Investments	(68,113,261)	(254,459)	(352,278,330)	(201,523,323)	(3,000,011)
Futures contracts	—	—	—	—	(768,959)
Written options	—	—	—	732,321	—
Foreign currency translation	—	(6,359)	—	1,644,664	521,273
TOTAL REALIZED & UNREALIZED NET (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	(16,720,174)	(362,234)	(317,625,957)	(119,422,042)	(3,673,325)
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,363,640)	$(319,234)	$(305,815,570)	$(115,688,659)	$(3,430,302)

(a)	Including $11,627,961 and $4,903,737 received from Affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended	For the Year Ended	For the Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014(a)	December 31, 2015	December 31, 2014
FROM INVESTMENT OPERATIONS:
Net investment income	$3,356,534	$2,700,739	$43,000	$10,098	$11,810,387	$11,563,986
Net realized gains (losses) on:
Investments	51,393,087	68,011,171	(94,941)	(2,654)	34,652,373	290,404,790
Foreign currency translations	—	—	(1,475)	(10)	—	(908)
Net change in unrealized appreciation (depreciation) on:
Investments	(68,113,261)	(46,228,764)	(254,459)	65,030	(352,278,330)	(381,880,392)
Foreign currency translation	—	—	(6,359)	(1,328)	—	—
Net increase (decrease) in net assets resulting from operations	(13,363,640)	24,483,146	(319,234)	71,136	(305,815,570)	(79,912,524)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(2,429,361)	(1,537,506)	(19,976)	(4,917)	(4,344,687)	(2,649,232)
Institutional Class	(604,117)	(1,187,039)	(22,745)	(4,733)	(6,236,446)	(7,765,281)
Net realized gains on investments
Investor Class	(22,223,450)	(42,475,227)	(30,402)	—	(39,839,423)	(122,175,988)
Institutional Class	(4,346,613)	(17,310,566)	(18,277)	—	(37,920,565)	(134,789,491)
Total distributions to shareholders	(29,603,541)	(62,510,338)	(91,400)	(9,650)	(88,341,121)	(267,379,992)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	18,586,620	45,223,218	1,505,228	1,553,637	71,082,074	191,270,329
Dividends reinvested	24,225,730	43,400,222	50,322	4,914	43,824,560	123,782,037
Value of shares redeemed(b)	(157,814,304)	(153,580,082)	(19,451)	—	(704,570,921)	(597,249,186)
Total Investor Class	(115,001,954)	(64,956,642)	1,536,099	1,558,551	(589,664,287)	(282,196,820)
Institutional Class
Proceeds from shares issued	12,232,950	21,279,502	423,097	2,017,869	246,602,132	529,053,894
Dividends reinvested	4,872,120	18,219,434	41,022	4,733	42,540,374	138,918,629
Value of shares redeemed(b)	(124,990,091)	(88,799,925)	(655,667)	—	(1,060,291,165)	(365,659,207)
Total Institutional Class	(107,885,021)	(49,300,989)	(191,548)	2,022,602	(771,148,659)	302,313,316
Net increase (decrease) in net assets derived from capital transactions	(222,886,975)	(114,257,631)	1,344,551	3,581,153	(1,360,812,946)	20,116,496

TOTAL INCREASE (DECREASE) IN NET ASSETS	(265,854,156)	(152,284,823)	933,917	3,642,639	(1,754,969,637)	(327,176,020)
NET ASSETS AT THE BEGINNING OF THE PERIOD	558,136,337	710,421,160	3,642,639	—	2,806,391,687	3,133,567,707
NET ASSETS AT THE END OF THE PERIOD	$292,282,181	$558,136,337	$4,576,556	$3,642,639	$1,051,422,050	$2,806,391,687
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$40,414	$54,474	$1,393	$876	$48,215	$0

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	603,965	1,340,646	149,764	154,978	2,416,675	5,405,751
Reinvested Shares	878,656	1,374,730	5,331	480	1,778,594	3,882,753
Shares Redeemed	(5,097,578)	(4,513,092)	(2,074)	—	(23,993,074)	(17,012,333)
Net increase (decrease) resulting from share transactions	(3,614,957)	(1,797,716)	153,021	155,458	(19,797,805)	(7,723,829)
Institutional Class
Shares Issued	396,360	630,123	43,104	203,255	8,344,497	14,998,591
Reinvested Shares	177,104	578,394	4,355	462	1,734,926	4,369,884
Shares Redeemed	(3,992,936)	(2,622,210)	(64,499)	—	(35,292,554)	(10,428,537)
Net increase (decrease) resulting from share transactions	(3,419,472)	(1,413,693)	(17,040)	203,717	(25,213,131)	8,939,938

(a)	Inception date is October 31, 2014.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND		INTERNATIONAL VALUE FUND
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
FROM INVESTMENT OPERATIONS:
Net investment income	$3,733,383	$1,816,196	$243,023	$234,432
Net realized gains (losses) on:
Investments	86,834,882	99,160,593	1,212,723	1,648,223
Futures contracts	—	—	1,019,158	662,921
Written options	1,286,957	2,548,260	—	—
Foreign currency translations	(8,397,543)	(147,177)	(2,657,509)	(656,367)
Net change in unrealized appreciation (depreciation) on:
Investments	(201,523,323)	(70,775,381)	(3,000,011)	(2,216,140)
Futures contracts	—	—	(768,959)	459,237
Written options	732,321	(380,325)	—	—
Foreign currency translation	1,644,664	(5,166,219)	521,273	(1,257,711)
Net increase (decrease) in net assets resulting from operations	(115,688,659)	27,055,947	(3,430,302)	(1,125,405)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(2,862,363)	(4,918,132)	(141,180)	(1,829,775)
Institutional Class	(313,328)	(474,189)	—	—
Net realized gains on investments
Investor Class	(57,864,458)	(115,521,228)	(246,635)	(324,950)
Institutional Class	(4,225,807)	(8,115,288)	—	—
Total distributions to shareholders	(65,265,956)	(129,028,837)	(387,815)	(2,154,725)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	27,889,029	46,620,505	1,592,842	2,749,610
Dividends reinvested	58,692,163	116,335,617	380,625	2,113,777
Value of shares redeemed(a)	(204,816,937)	(175,083,252)	(3,703,639)	(3,920,658)
Total Investor Class	(118,235,745)	(12,127,130)	(1,730,172)	942,729
Institutional Class
Proceeds from shares issued	14,806,484	15,699,991	—	—
Dividends reinvested	4,366,891	8,195,061	—	—
Value of shares redeemed(a)	(24,165,084)	(28,041,392)	—	—
Total Institutional Class	(4,991,709)	(4,146,340)	—	—
Net increase (decrease) in net assets derived from capital transactions	(123,227,454)	(16,273,470)	(1,730,172)	942,729

TOTAL DECREASE IN NET ASSETS	(304,182,069)	(118,246,360)	(5,548,289)	(2,337,401)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,150,032,693	1,268,279,053	29,049,202	31,386,603
NET ASSETS AT THE END OF THE PERIOD	$845,850,624	$1,150,032,693	$23,500,913	$29,049,202
INCLUDING ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(11,834,453)	$(13,715,979)	$(991,524)	$(2,599,563)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	666,489	952,045	164,183	245,212
Reinvested Shares	1,605,371	2,659,061	44,674	217,243
Shares Redeemed	(4,939,591)	(3,598,155)	(400,470)	(353,651)
Net increase (decrease) resulting from share transactions	(2,667,731)	12,951	(191,613)	108,804
Institutional Class
Shares Issued	338,908	313,676
Reinvested Shares	117,548	184,532
Shares Redeemed	(574,850)	(572,190)
Net decrease resulting from share transactions	(118,394)	(73,982)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)						DISTRIBUTIONS
				Net realized
				and unrealized
				gains (losses)
				on investments,
				futures,
				options, and
				the translation		Total income
	Net asset value,			of assets and		(loss) from	Distributions from	Distributions from
	beginning of	Net investment		liabilities in		investment	net investment	net realized gains	Total	Net asset value,
	period	income(a)		foreign currency		operations	income	on investments	distributions	end of period
SELECT VALUE FUND
Investor Class
December 31, 2015	$31.32	$0.26	(c)	$(1.51	)(c)	$(1.25)	$(0.29)	$(2.70)	$(2.99)	$27.08
December 31, 2014	33.78	0.11	(c)	1.30	(c)	1.41	(0.14)	(3.73)	(3.87)	31.32
December 31, 2013	29.16	0.15	(c)	10.04	(c)	10.19	(0.12)	(5.45)	(5.57)	33.78
December 31, 2012	26.81	0.15		3.33		3.48	(0.13)	(1.00)	(1.13)	29.16
December 31, 2011	29.18	0.14		(2.09)		(1.95)	(0.13)	(0.29)	(0.42)	26.81
Institutional Class
December 31, 2015	31.25	0.33	(c)	(1.50	)(c)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
December 31, 2014	33.72	0.22	(c)	1.30	(c)	1.52	(0.26)	(3.73)	(3.99)	31.25
December 31, 2013	29.13	0.27	(c)	10.02	(c)	10.29	(0.25)	(5.45)	(5.70)	33.72
December 31, 2012	26.79	0.22		3.37		3.59	(0.25)	(1.00)	(1.25)	29.13
December 31, 2011	29.18	0.22		(2.09)		(1.87)	(0.23)	(0.29)	(0.52)	26.79
MID CAP VALUE FUND
Investor Class(d)
December 31, 2015	10.13	0.09	(c)	(0.80	)(c)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
December 31, 2014	10.00	0.03	(c)	0.13	(c)	0.16	(0.03)	—	(0.03)	10.13
Institutional Class(d)
December 31, 2015	10.15	0.11	(c)	(0.81	)(c)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
December 31, 2014	10.00	0.03	(c)	0.14	(c)	0.17	(0.02)	—	(0.02)	10.15
VALUE PLUS FUND
Investor Class
December 31, 2015	31.66	0.16	(c)	(5.62	)(c)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
December 31, 2014	35.82	0.09	(c)	(1.03	)(c)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
December 31, 2013	29.69	0.17	(c)	9.97	(c)	10.14	(0.16)	(3.85)	(4.01)	35.82
December 31, 2012	27.72	0.42		2.73		3.15	(0.36)	(0.82)	(1.18)	29.69
December 31, 2011	29.82	0.19		(1.79)		(1.60)	(0.18)	(0.32)	(0.50)	27.72
Institutional Class
December 31, 2015	31.57	0.24	(c)	(5.62	)(c)	(5.38)	(0.31)	(1.91)	(2.22)	23.97
December 31, 2014	35.75	0.19	(c)	(1.04	)(c)	(0.85)	(0.18)	(3.15)	(3.33)	31.57
December 31, 2013	29.64	0.27	(c)	9.97	(c)	10.24	(0.28)	(3.85)	(4.13)	35.75
December 31, 2012	27.69	0.44		2.78		3.22	(0.45)	(0.82)	(1.27)	29.64
December 31, 2011	29.80	0.28		(1.79)		(1.51)	(0.28)	(0.32)	(0.60)	27.69

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Inception date is October 31, 2014.
(e)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(f)	Not Annualized.
(g)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

26

RATIOS/SUPPLEMENTAL DATA
							Percentage of net		Percentage of
				Percentage of net	Percentage of	Percentage of	investment income		net investment
		Net assets,	Percentage of	investment income	expenses to	expenses to	(loss) to average		income (loss) to
		end of period	expenses to	(loss) to average	average net assets	average net assets	net assets		average net assets	Portfolio
Total Return		(in thousands)	average net assets	net assets	before waivers	after waivers	before waiver		after waivers	turnover rate(b)

(4.16)%		$245,105	1.20%	0.84%	N/A	N/A	N/A		N/A	40%
4.07		396,692	1.20	0.32	N/A	N/A	N/A		N/A	42
35.07		488,526	1.20	0.44	N/A	N/A	N/A		N/A	57
13.03		456,456	1.21	0.47	N/A	N/A	N/A		N/A	27
(6.68)		565,978	1.22	0.52	N/A	N/A	N/A		N/A	47

(3.92)%		47,178	N/A	N/A	0.94%	0.94%	1.05%		1.05%	40%
4.40		161,444	N/A	N/A	0.88	0.88	0.64		0.64	42
35.45		221,896	N/A	N/A	0.88	0.88	0.78		0.78	57
13.43		175,090	N/A	N/A	0.89	0.89	0.78		0.78	27
(6.42)		163,492	N/A	N/A	0.91	0.91	0.84		0.84	47

(7.08	)%(e)	2,853	N/A	N/A	3.55%	1.25%	(1.40)%		0.90%	46%
1.61	(e)(f)	1,575	N/A	N/A	9.62 (g)	1.25 (g)	(6.44	)(g)	1.93 (g)	4 (f)

(6.89	)%(e)	1,723	N/A	N/A	3.41%	0.99%	(1.36)%		1.06%	46%
1.73	(e)(f)	2,067	N/A	N/A	9.36 (g)	0.99 (g)	(6.22	)(g)	2.16 (g)	4 (f)

(17.41)%		536,809	1.16%	0.53%	N/A	N/A	N/A		N/A	22%
(2.70)		1,332,686	1.14	0.26	N/A	N/A	N/A		N/A	26
34.15		1,784,320	1.14	0.51	N/A	N/A	N/A		N/A	32
11.38		1,612,756	1.16	1.43	N/A	N/A	N/A		N/A	27
(5.37)		1,668,179	1.16	0.76	N/A	N/A	N/A		N/A	11

(17.20)%		514,613	N/A	N/A	0.90%	0.90%	0.81%		0.81%	22%
(2.45)		1,473,706	N/A	N/A	0.89	0.89	0.53		0.53	26
34.53		1,349,248	N/A	N/A	0.84	0.84	0.80		0.80	32
11.67		1,057,469	N/A	N/A	0.90	0.90	1.70		1.70	27
(5.07)		553,561	N/A	N/A	0.87	0.87	1.14		1.14	11

The accompanying Notes to Financial Statements are an integral part of these Statements.

27

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)						DISTRIBUTIONS
				Net realized
				and unrealized
				gains (losses)
				on investments,
				futures,
				options, and
				the translation		Total income
	Net asset value,			of assets and		(loss) from	Distributions from	Distributions from
	beginning of	Net investment		liabilities in		investment	net investment	net realized gains	Total	Net asset value,
	period	income (loss)(a)		foreign currency		operations	income	on investments	distributions	end of period
VALUE FUND
Investor Class
December 31, 2015	$43.73	$0.15	(c)	$(4.93	)(c)	$(4.78)	$(0.14)	$(2.83)	$(2.97)	$35.98
December 31, 2014	48.12	0.07	(c)	1.00	(c)	1.07	(0.22)	(5.24)	(5.46)	43.73
December 31, 2013	40.66	(0.23	)(c)	13.28	(c)	13.05	(0.43)	(5.16)	(5.59)	48.12
December 31, 2012	38.31	0.10		5.17		5.27	—	(2.92)	(2.92)	40.66
December 31, 2011	43.82	(0.05)		(2.99)		(3.04)	—	(2.47)	(2.47)	38.31
Institutional Class
December 31, 2015	44.39	0.22	(c)	(5.01	)(c)	(4.79)	(0.21)	(2.83)	(3.04)	36.56
December 31, 2014	48.77	0.16	(c)	1.01	(c)	1.17	(0.31)	(5.24)	(5.55)	44.39
December 31, 2013	41.13	(0.16	)(c)	13.47	(c)	13.31	(0.51)	(5.16)	(5.67)	48.77
December 31, 2012	38.67	(0.42)		5.80		5.38	—	(2.92)	(2.92)	41.13
December 31, 2011	44.12	(1.45)		(1.53)		(2.98)	—	(2.47)	(2.47)	38.67
INTERNATIONAL VALUE FUND
Investor Class
December 31, 2015	9.77	0.08	(c)	(1.26	)(c)	(1.18)	(0.05)	(0.09)	(0.14)	8.45
December 31, 2014	10.96	0.08	(c)	(0.49	)(c)	(0.41)	(0.66)	(0.12)	(0.78)	9.77
December 31, 2013(e)	10.79	0.07	(c)	0.59	(c)	0.66	(0.49)	—	(0.49)	10.96
May 31, 2013	8.34	0.08	(c)	2.55	(c)	2.63	(0.18)	—	(0.18)	10.79
May 31, 2012	10.93	0.03	(c)	(2.58	)(c)	(2.55)	(0.04)	—	(0.04)	8.34
May 31, 2011(h)	10.00	0.13	(c)	0.80	(c)	0.93	—	—	—	10.93

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(e)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(f)	Not Annualized.
(g)	Annualized.
(h)	The Predecessor Fund commenced operations on October 1, 2010.

The accompanying Notes to Financial Statements are an integral part of these Statements.

28

RATIOS/SUPPLEMENTAL DATA
									Percentage of		Percentage of
				Percentage of net	Percentage of		Percentage of		net investment		net investment
		Net assets,	Percentage of	investment income	expenses to		expenses to		income (loss) to		income (loss) to
		end of period	expenses to	(loss) to average	average net assets		average net assets		average net assets		average net assets	Portfolio
Total Return		(in thousands)	average net assets	net assets	before waivers		after waivers		before waiver		after waivers	turnover rate(b)

(11.04)%		$786,936	1.06%	0.36%	N/A		N/A		N/A		N/A	52%
2.22		1,073,232	1.07	0.14	N/A		N/A		N/A		N/A	38
32.11		1,180,293	1.08	(0.49)	N/A		N/A		N/A		N/A	32
13.83		1,052,104	1.09	0.10	N/A		N/A		N/A		N/A	24
(6.92)		1,068,687	1.10	(0.42)	N/A		N/A		N/A		N/A	25

(10.90)%		58,914	N/A	N/A	0.91%		0.91%		0.52%		0.52%	52%
2.38		76,800	N/A	N/A	0.91		0.91		0.32		0.32	38
32.37		87,986	N/A	N/A	0.91		0.91		(0.34)		(0.34)	32
13.98		91,722	N/A	N/A	0.93		0.93		0.32		0.32	24
(6.73)		67,520	N/A	N/A	0.91		0.91		(0.22)		(0.22)	25

(12.09	)%(d)	23,501	N/A	N/A	1.81%		1.49%		0.56%		0.88%	62%
(3.76	)(d)	29,049	N/A	N/A	1.76		1.49		0.49		0.76	31
6.13	(d)(f)	31,387	N/A	N/A	2.00	(g)	1.49	(g)	1.55	(g)	1.04 (g)	16 (f)
31.64	(d)	28,001	N/A	N/A	2.36		1.72		0.19		0.83	51
(23.39	)(d)	17,432	N/A	N/A	2.69		1.75		(0.64)		0.30	82
9.40	(d)(f)	18,972	N/A	N/A	4.23	(g)	1.75	(g)	(0.58	)(g)	1.90 (g)	22 (f)

The accompanying Notes to Financial Statements are an integral part of these Statements.

29

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized), each of which is a diversified fund, are issued by the Corporation. The Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund offer Investor Class and Institutional Class shares. The International Value Fund offers Investor Class shares. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of ASC 946.

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available, deemed unreliable or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2015, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified to paid-in capital. Accordingly, at December 31, 2015, the following reclassifications were made to increase (decrease) such amounts.

	ACCUMULATED	ACCUMULATED UNDISTRIBUTED
	UNDISTRIBUTED	NET REALIZED
FUND	NET INVESTMENT INCOME (LOSS)	GAINS (LOSSES) ON INVESTMENTS	PAID IN CAPITAL
SELECT VALUE FUND	$(337,116)	$(16,333,390)	$16,670,506
MID CAP VALUE FUND	238	(77)	(161)
VALUE PLUS FUND	(1,181,039)	(22,498,837)	23,679,876
VALUE FUND	1,323,834	(13,904,558)	12,580,724
INTERNATIONAL VALUE FUND	1,506,196	(1,504,847)	(1,349)

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	At December 31, 2015, the Value Fund and International Value Fund had 6.80% and 0.71% of net assets, respectively, that were illiquid as defined pursuant to guidelines established by the Board.

30

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of December 31, 2015, Regulation S and Rule 144 securities held in the International Value Fund represented 1.71% and 0% of net assets, respectively. The Select Value, Mid Cap Value, Value Plus, and Value Funds did not hold any restricted securities.

(h)	As of December 31, 2015, the International Value Fund has restricted cash in the amount of $46,300. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015:

SELECT VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$284,812,647	$—	$—	$284,812,647
Investments Purchased with Cash
Collateral from Securities Loaned	6,871,940	—	—	6,871,940
Short-Term Investments	—	5,954,134	—	5,954,134
Total	$291,684,587	$5,954,134	$—	$297,638,721

MID CAP VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$4,485,572	$—	$—	$4,485,572
Short-Term Investments	—	152,750	—	152,750
Total	$4,485,572	$152,750	$—	$4,638,322

VALUE PLUS FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$973,193,635	$—	$—	$973,193,635
Exchange Traded Funds	19,689,250	—	—	19,689,250
Short-Term Investments	—	72,623,521	—	72,623,521
Total	$992,882,885	$72,623,521	$—	$1,065,506,406

31

VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$817,439,447	$29,944,413	$—	$847,383,860
Short-Term Investments	—	4,653,995	—	4,653,995
Total	$817,439,447	$34,598,408	$—	$852,037,855

Other Financial Instruments(4)
Liabilities
Written Options	$(24,000)	$—	$—	$(24,000)
Total	$(24,000)	$—	$—	$(24,000)

INTERNATIONAL VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks
Austria	$540,767	$274,253	$—	$815,020
Belgium	—	597,538	—	597,538
Brazil	212,828	—	—	212,828
Canada	2,143,070	—	—	2,143,070
Colombia	245,866	—	—	245,866
France	—	690,872	—	690,872
Germany	415,247	716,457	—	1,131,704
Great Britain	1,800,219	589,292	—	2,389,511
Hong Kong	990,961	2,360,709	—	3,351,670
Ireland	705,600	—	—	705,600
Israel	574,200	—	—	574,200
Italy	—	572,323	—	572,323
Japan	609,010	4,586,511	—	5,195,521
Kazakhstan	235,125	—	—	235,125
South Korea	—	1,416,981	—	1,416,981
Taiwan	—	1,202,944	—	1,202,944
Ukraine	—	166,867	—	166,867
Preferred Stock	415,910	—	—	415,910
Short-Term Investments	—	1,103,374	—	1,103,374
Total	$8,888,803	$14,278,121	$—	$23,166,924

Other Financial Instruments(4)
Assets
Futures Contracts	$1,627	$—	$—	$1,627
Liabilities
Futures Contracts	(1,931)	—	—	(1,931)
Total	$(304)	$—	$—	$(304)

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of December 31, 2015 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

32

Security amounts in the Value Fund and International Value Fund that were transferred into and out of Levels 1 and 2 at December 31, 2015 were as follows:

VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$4,370,938	$—	$—	$4,370,938
Total	$4,370,938	$—	$—	$4,370,938

INTERNATIONAL VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$1,565,024	$—	$—	$1,565,024
Preferred Stocks	415,910	—	—	415,910
Total	$1,980,934	$—	$—	$1,980,934

(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2015, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls and futures, which are valued at net unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of December 31, 2015, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of short futures contracts held by the International Value Fund during the year ended December 31, 2015 was $(3,760,418). As of December 31, 2015, the Select Value, Mid Cap Value, Value Plus, and Value Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

33

The fair value of derivative instruments held by the International Value Fund as reported in the Schedule of Open Futures Contracts as of December 31, 2015 was as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Unrealized Appreciation*	Unrealized Depreciation*
Foreign Exchange Currency Contracts — Futures	Receivable from variation margin	$—	$(304)
Total		$—	$(304)

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s net variation margin is reported within the Statements of Assets and Liabilities.

The effect of derivative instruments held by the International Value Fund on the Statements of Operations for the year ended December 31, 2015 was as follows:

Risk Exposure	Statements of Operations Location
Foreign Exchange Currency Contracts — Futures	Net realized gains (losses) on futures contracts	$1,019,158
Foreign Exchange Currency Contracts — Futures	Net change in unrealized appreciation (depreciation) on futures contracts	(768,959)

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the year ended December 31, 2015:

	VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2014	7,000	$352,672
Options Written	36,000	1,704,193
Options Expired	(34,193)	(1,286,957)
Options Closed	—	—
Options Exercised	(6,807)	(375,915)
Balance at December 31, 2015	2,000	$393,993

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*
VALUE FUND
Cambrex Corp. CBM, $55.00, 01/15/16 (Covered Call)	(2,000)	(24,000)
Total Written Options	(2,000)	(24,000)

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities — Fair Value of Derivative Instruments as of December 31, 2015:

	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(24,000)
		$(24,000)

The effect of derivatives instruments on the Statements of Operations for year ended December 31, 2015:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Gain on Derivatives
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options/Net change in unrealized appreciation (depreciation) on written options	$1,286,957	$732,321
		$1,286,957	$732,321

34

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2015.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION
		GROSS AMOUNTS OFFSET	NET AMOUNTS PRESENTED
	GROSS AMOUNTS OF	IN THE STATEMENTS OF	IN THE STATEMENTS OF	FINANCIAL	CASH COLLATERAL
DESCRIPTION	RECOGNIZED ASSETS	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
SELECT VALUE FUND
Securities Lending, at Value	$6,629,766	$—	$6,629,766	$—	$(6,629,766)	$—
Total	$6,629,766	$—	$6,629,766	$—	$(6,629,766)	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
		GROSS AMOUNTS OFFSET	NET AMOUNTS PRESENTED
	GROSS AMOUNTS OF	IN THE STATEMENTS OF	IN THE STATEMENTS OF	FINANCIAL	CASH COLLATERAL
DESCRIPTION	RECOGNIZED LIABILITIES	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	INSTRUMENTS(1)	PLEDGED(1)	NET AMOUNT
VALUE FUND
Written Options (counter- party, Susquehanna)	$24,000	$—	$24,000	$(24,000)	$—	$—
Total	$24,000	$—	$24,000	$(24,000)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the market value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2015:

	REMAINING CONTRACTUAL MATURITY OF THE LENDING AGREEMENT
	OVERNIGHT &			GREATER THAN
SELECT VALUE FUND	CONTINUOUS	UP TO 30 DAYS	30-90 DAYS	90 DAYS	TOTAL
Securities Lending Transactions
Common Stocks	$6,629,766	$—	$—	$—	$6,629,766
Total Loans					6,629,766
Gross amount of recognized liabilities for securities lending (collateral received)					$6,871,940
Amounts due to counterparty					$242,174

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses do not exceed 1.49% of the International Value Fund’s average daily net assets, through at least May 1, 2017, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the year ended December 31, 2015, expenses of $88,768 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the International Value Fund’s expense limitation cap, provided however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. Also, any such reimbursement will be reviewed and approved by the Board. The operating expense limitation agreement can be terminated only by, or with consent of, the Board. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2016	$143,894
December 31, 2016	88,037
December 31, 2017	82,369
December 31, 2018	88,768

35

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2015, there were no Institutional Class expenses waived. This voluntary waiver/reimbursement may be discontinued at any time.

Pursuant to an operating expense limitation agreement between the Advisor and the Mid Cap Value Fund, the Advisor has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least October 31, 2017, and subject to annual re-approval of the agreement by the Board, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the year ended December 31, 2015, expenses of $59,149 for Investor Class and $45,453 for Institutional Class were waived by the Advisor.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor class shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2015, $573,127 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion, and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries. Effective October 1, 2013, ALPS replaced U.S. Bancorp Fund Services, LLC as the International Value Fund’s transfer agent, fund accountant, and fund administrator.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Funds creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2015, the following entities beneficially owned 25% or greater of a class of a Fund’s outstanding shares:

FUND	CLASS	BENEFICIAL OWNER	PERCENTAGE
MID CAP VALUE FUND	Investor Class	Heartland Holdings, Inc. *	33.1%
MID CAP VALUE FUND	Institutional Class	Heartland Holdings, Inc. *	55.0%
INTERNATIONAL VALUE FUND	Investor Class	Heartland Holdings, Inc. *	31.4%

*	Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2015 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$85	$2	$1,083	$18	$1,302
Institutional Class	2,566	—	1,468	—	—
Total	$2,651	$2	$2,551	$18	$1,302

(8)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2015, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$147,474,006	$401,159,774
MID CAP VALUE FUND	3,331,346	1,965,720
VALUE PLUS FUND	379,663,372	1,840,705,245
VALUE FUND	497,609,419	639,073,834
INTERNATIONAL VALUE FUND	15,777,131	15,896,576

36

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2015, are displayed in the table below.

				NET APPRECIATION/	NET TAX UNREALIZED
				(DEPRECIATION) OF	APPRECIATION/
	TAX COST	GROSS UNREALIZED	GROSS UNREALIZED	FOREIGN CURRENCY	(DEPRECIATION)
FUND	OF INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
SELECT VALUE FUND	$250,636,525	$57,568,975	$(10,566,779)	$—	$47,002,196
MID CAP VALUE FUND	4,856,703	231,407	(449,789)	—	(218,382)
VALUE PLUS FUND	1,097,877,058	173,306,395	(205,677,047)	—	(32,370,652)
VALUE FUND	803,642,316	180,447,730	(132,052,191)	364,184	48,759,723
INTERNATIONAL VALUE FUND	25,749,502	1,405,822	(3,988,400)	(5,691)	(2,588,269)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2015 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
SELECT VALUE FUND	$3,033,478	$26,570,063	$29,603,541
MID CAP VALUE FUND	90,405	995	91,400
VALUE PLUS FUND	10,581,133	77,759,988	88,341,121
VALUE FUND	3,175,691	62,090,265	65,265,956
INTERNATIONAL VALUE FUND	141,180	246,635	387,815

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
SELECT VALUE FUND	$2,724,545	$59,785,793	$62,510,338
MID CAP VALUE FUND	9,650	—	9,650
VALUE PLUS FUND	34,918,945	232,461,047	267,379,992
VALUE FUND	31,700,354	97,328,483	129,028,837
INTERNATIONAL VALUE FUND	1,736,891	417,834	2,154,725

As of December 31, 2015, the components of distributable earnings (deficit) on a tax basis were as follows:

			UNREALIZED
	(OVER)/UNDISTRIBUTED	ACCUMULATED	APPRECIATION/	OTHER CUMULATIVE TIMING
FUND	ORDINARY INCOME	CAPITAL GAINS/(LOSSES)	(DEPRECIATION)	DIFFERENCES	TOTAL
SELECT VALUE FUND	$567	$7,642,720	$47,002,196	$39,847	$54,685,330
MID CAP VALUE FUND	—	(131,561)	(218,382)	1,393	(348,550)
VALUE PLUS FUND	48,215	(60,226,079)	(32,370,652)	—	(92,548,516)
VALUE FUND	—	(3,419,269)	48,759,723	(90,889)	45,249,565
INTERNATIONAL VALUE FUND	—	(2,755,827)	(2,588,269)	(16,827)	(5,360,923)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital loss carryovers utilized during the fiscal year ended December 31, 2015 were as follows:

FUND	AMOUNT
MID CAP VALUE FUND	$1,277

37

Capital losses carried forward were as follows:

FUND	SHORT TERM	LONG TERM
INTERNATIONAL VALUE FUND	$385,465	$1,821,601

The following Funds elect to defer to the year ending December 31, 2016 the following capital losses recognized during the period November 1, 2015 through December 31, 2015:

FUND	AMOUNT
MID CAP VALUE FUND	$131,561
VALUE PLUS FUND	60,226,079
VALUE FUND	3,419,269
INTERNATIONAL VALUE FUND	548,761

The following Funds elect to defer to the period December 31, 2016, late year ordinary losses in the amount of:

FUND	AMOUNT
MID CAP VALUE FUND	$3
VALUE FUND	90,889
INTERNATIONAL VALUE FUND	17,131

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2015. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2015	PURCHASES	SALES	DECEMBER 31, 2015	DIVIDENDS	(LOSSES)
Black Box Corp.	1,084,336	—	1,084,336	—	$77,818	$(10,109,102)
Brady Corp. (Class A)	2,700,000	—	1,950,000	750,000	1,593,750	(16,430,462)
Briggs & Stratton Corp.	2,700,000	—	2,700,000	—	225,000	2,429,903
CDI Corp.	1,800,000	—	1,096,258	703,742	771,076	(11,057,287)
Comstock Resources, Inc.	3,400,000	—	3,400,000	—	—	(38,144,972)
CTS Corp.	2,125,000	—	2,125,000	—	158,066	18,846,923
Dynamic Materials Corp.	1,175,000	53,684	378,684	850,000	122,853	(3,060,340)
Encore Wire Corp.	1,325,000	32,000	832,600	524,400	51,140	14,357,154
ESCO Technologies, Inc.	1,400,000	125,000	1,075,000	450,000	172,331	6,318,922
Federal Signal Corp.	4,950,000	—	4,950,000	—	393,000	48,031,695
Fred’s, Inc. (Class A)	2,875,000	—	1,075,000	1,800,000	576,584	3,607,912
FreightCar America, Inc.	1,150,000	—	1,150,000	—	261,000	(4,717,670)
Granite Construction, Inc.	2,300,000	75,000	1,275,000	1,100,000	732,836	11,437,708
Gulf Island Fabrication, Inc.	1,350,000	—	450,004	899,996	422,026	(8,891,797)
Harte-Hanks, Inc.	4,250,000	—	4,250,000	—	361,250	(13,352,656)
Heidrick & Struggles International, Inc.	1,775,000	25,000	125,000	1,675,000	923,000	(40,418)
Intrepid Potash, Inc.	5,393,101	—	2,893,101	2,500,000	—	(31,771,524)
Invacare Corp.	2,955,000	—	1,005,000	1,950,000	110,472	(4,360,835)
ManTech International Corp. (Class A)	1,500,000	125,000	400,000	1,225,000	1,018,500	1,620,062
Materion Corp.	1,564,060	—	637,660	926,400	378,126	7,036,123
Micrel, Inc.	1,500,000	—	1,500,000	—	—	8,423,045
OneBeacon Insurance Group, Ltd. (Class A)	1,000,000	982,529	50,000	1,932,529	1,321,505	(99,889)
Park Electrochemical Corp.	1,925,000	25,000	50,000	1,900,000	20,000	(9,507,867)
Quanex Building Products Corp.	3,175,000	—	1,000,000	2,175,000	452,000	1,213,130
Regis Corp.	4,600,000	300,000	900,000	4,000,000	—	(1,873,118)
Resources Connection, Inc.	3,100,000	76,904	1,226,904	1,950,000	843,000	4,991,676
Stone Energy Corp.	1,600,000	100,000	1,700,000	—	—	(15,947,803)
Twin Disc, Inc.	575,000	—	575,000	—	116,628	(6,346,631)
Universal Forest Products, Inc.	1,150,000	—	1,150,000	—	280,000	28,394,951
Zep, Inc.	2,200,000	—	2,200,000	—	246,000	8,372,113
					$11,627,961	$(10,631,054)

38

VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2015	PURCHASES	SALES	DECEMBER 31, 2015	DIVIDENDS	(LOSSES)
Acacia Research Corp.	—	5,133,614	533,614	4,600,000	$1,050,993	$(2,094,055)
AgJunction, Inc.	5,571,500	—	5,571,500	—	—	(4,061,179)
Barrett Business Services, Inc.	500,000	—	—	500,000	440,000	—
Bravo Brio Restaurant Group, Inc.	400,000	600,000	300,000	700,000	—	(1,413,235)
CareTrust REIT, Inc.	1,000,000	1,000,000	—	2,000,000	1,045,207	—
Conifer Holdings, Inc.	—	388,768	—	388,768	—	—
CUI Global, Inc.	750,000	500,000	—	1,250,000	—	—
CyberOptics Corp.	600,000	—	50,000	550,000	—	(106,888)
Digirad Corp.	1,614,800	—	214,800	1,400,000	307,708	320,163
Harvard Bioscience, Inc.	300,000	1,700,000	—	2,000,000	—	—
Hooper Holmes, Inc.	6,242,700	—	6,242,700	—	—	(8,751,801)
Hudson Global, Inc.	3,232,412	17,588	368,232	2,881,768	—	(2,300,406)
Hudson Technologies, Inc	2,500,000	—	—	2,500,000	—	—
Hydrogenics Corp.	—	1,107,400	—	1,107,400	—	—
Interpace Diagnostics Group, Inc.(a)	1,490,000	—	—	1,490,000	—	—
Jason Industries, Inc.	1,000,000	200,000	200,000	1,000,000	—	(627,167)
Jernigan Capital, Inc.	—	465,000	—	465,000	369,488	—
Lincoln Educational Services Corp.	2,385,469	—	249,316	2,136,153	—	(3,770,247)
Magnetek, Inc.	299,999	—	299,999	—	—	605,264
NCI, Inc. (Class A)	294,885	328,412	50,000	573,297	48,000	336,341
Perma-Fix Environmental Services	800,000	60,000	—	860,000	—	—
Pioneer Power Solutions, Inc.	500,000	—	—	500,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	1,010,655	(350,655)
Signal Genetics, Inc.	191,700	8,300	200,000	—	—	(1,145,881)
StarTek, Inc.	1,400,000	—	—	1,400,000	—	—
Sterling Construction Co., Inc.	1,000,000	—	1,000,000	—	—	(7,238,627)
Supreme Industries, Inc. (Class A)	1,450,000	—	750,000	700,000	273,750	1,335,707
Transcat, Inc.	507,151	92,849	—	600,000	—	—
TRC Cos., Inc.	2,200,000	—	1,800,000	400,000	—	4,088,677
TriCo Bancshares	377,320	—	—	377,320	196,206	—
Universal Technical Institute, Inc.	500,000	932,462	13,525	1,418,937	161,730	(53,651)
Westell Technologies, Inc. (Class A)	3,000,000	—	3,000,000	—	—	2,022,618
Willbros Group, Inc.	2,500,000	1,500,000	124,437	3,875,563	—	(719,422)
					$4,903,737	$(23,924,444)

(a)	Interpace Diagnostics Group, Inc. changed their name from PDI, Inc. effective 12/23/2015.

(11)	RECENT ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent).” This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient. ASU 2015-17 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrospective application for all periods presented. The Funds are currently evaluating the impact ASU 2015-07 will have on the Funds’ financial statements and disclosures.

(12)	SUBSEQUENT EVENTS

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2015 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF HEARTLAND FUNDS AND SHAREHOLDERS OF SELECT VALUE FUND, MID CAP VALUE FUND, VALUE PLUS FUND, VALUE FUND, AND INTERNATIONAL VALUE FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (five portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the International Value Fund as of May 31, 2013 and for the years then ended, including the financial highlights for the periods then ended, were audited by other auditors whose report dated July 17, 2013 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Denver, Colorado

February 12, 2016

40

ADDITIONAL INFORMATION (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Long Term Capital Gains	$42,903,453	$995	$100,258,825	$74,318,139	$246,635

The amounts above include $16,333,390, $22,498,837 and $12,227,874 of earnings and profits distributed to shareholders on redemptions for the Select Value Fund, Value Plus Fund and Value Fund respectively. Mid-Cap Value Fund and International Value Fund did not include redemptions to shareholders as distributions of earnings and profit.

For the calendar year 2015, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Qualified Dividend Income	100%	91.99%	100%	100%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2015 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Percentage	100%	86.25%	100%	100%	0%

Pursuant to §853 of the Internal Revenue Code, the Heartland International Value Fund designates the following amounts as foreign taxes paid for the period January 1 through December 31, 2015. Foreign taxes paid for purposes of §853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign Taxes Paid

$48,093

Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

99.91%

*	The Fund has not derived any income from ineligible foreign sources as defined under §901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/15	12/31/15	7/1/15 - 12/31/15	7/1/15 - 12/31/15
SELECT VALUE FUND - Investor	$1,000.00	$940.40	$5.97	1.22%
SELECT VALUE FUND - Institutional	1,000.00	941.50	4.80	0.98
MID CAP VALUE FUND - Investor	1,000.00	932.00	6.09	1.25
MID CAP VALUE FUND - Institutional	1,000.00	932.90	4.82	0.99
VALUE PLUS FUND - Investor	1,000.00	859.50	5.48	1.17
VALUE PLUS FUND - Institutional	1,000.00	860.70	4.17	0.89
VALUE FUND - Investor	1,000.00	901.60	4.94	1.03
VALUE FUND - Institutional	1,000.00	902.20	4.36	0.91
INTERNATIONAL VALUE FUND - Investor	1,000.00	842.00	6.92	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

41

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/15	12/31/15	7/1/15 - 12/31/15	7/1/15 - 12/31/15
SELECT VALUE FUND - Investor	$1,000.00	$1,019.06	$6.21	1.22%
SELECT VALUE FUND - Institutional	1,000.00	1,020.27	4.99	0.98
MID CAP VALUE FUND - Investor	1,000.00	1,018.90	6.36	1.25
MID CAP VALUE FUND - Institutional	1,000.00	1,020.21	5.04	0.99
VALUE PLUS FUND - Investor	1,000.00	1,019.31	5.96	1.17
VALUE PLUS FUND - Institutional	1,000.00	1,020.72	4.53	0.89
VALUE FUND - Investor	1,000.00	1,020.01	5.24	1.03
VALUE FUND - Institutional	1,000.00	1,020.62	4.63	0.91
INTERNATIONAL VALUE FUND - Investor	1,000.00	1,017.69	7.58	1.49

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

42

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

			Term of office		Number of
		Position(s)	and length	Principal	Heartland Funds	Other
		held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:		Corporation	served(1)	past five years:	Director	held by Director(2)
	Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

	Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	5	None

	Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Partner, NorthRock Partners, LLC, October 2013 to present; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	None

	Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin-Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin- Madison, July 2006 to August 2011; Assistant Professor of Finance, June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	5	None

43

		Term of office		Number of
	Position(s)	and length	Principal	Heartland Funds	Other
	held with the	of time	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	5	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer Anti-Money Laundering Officer	Since 8/08 Since 2/14	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President Secretary	Since 9/97 Since 6/15	Senior Vice President, Chief Risk Officer, Heartland Advisors, Inc., since June 2015; Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., December 1999 – June 2015; Assistant Secretary, Heartland Group, Inc., May 2010 to June 2015; Anti-Money Laundering Officer, Heartland Group, Inc., November 2002 to February 2014; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for reelection by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2015.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had no meetings during the twelve months ended December 31, 2015.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

44

DEFINITIONS AND DISCLOSURES (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Book Value: is the sum of all of a company’s assets, minus its liabilities.

Earnings Per Share: is the portion of a company’s profit allocated to each outstanding share of common stock.

Free Cash Flow: is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Price/Book Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Earnings Ratio: of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT): is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Real Gross Domestic Product: an infiation-adjusted measure that reflects the value of all goods and services produced in a given year, expressed in base-year prices.

Yield Spread: is the difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

Russell 2000® Index: includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 3000® Value Index: measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Developed® ex-U.S. Small Cap Index: is constructed to provide a comprehensive and unbiased barometer for the developed small-cap segment of the equity universe excluding companies assigned to the U.S. and is completely reconstituted annually to accurately reflect the changes in the market over time.

Russell Midcap® Value Index: measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth characteristics.

S&P 500 Index: is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2016 FactSet Research Systems, Inc., FactSet Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks and uncertainties and actual developments in the future and their impact on the Funds could be materially different than those that are projected or implied.

45

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

HLF005155/0816

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $209,688 were for the fiscal year ended December 31, 2015 and $82,672 for the fiscal year ended December 31, 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $4,259 for the fiscal year ended December 31, 2015 and $3,880 for the fiscal year ended December 31, 2014.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $53,300 for the fiscal year ended December 31, 2015 and $21,080 for the fiscal year ended December 31, 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2015 and $0 for the fiscal year ended December 31, 2014.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	100%
(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2015 and $14,500 for the fiscal year ended December 31, 2014.

4(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	February 22, 2016

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 22, 2016